U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                    ---------
                                 CURRENT REPORT

PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE  SECURITIES  EXCHANGE  ACT OF 1934

DATE  OF  REPORT  (DATE  OF  EARLIEST  EVEN  REPORTED): MAY 28, 1999

COMMISSION  FILE  NUMBER:  000-26029

                          ASIAN STAR DEVELOPMENT, INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     -------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   86-0866395
                              ---------------------
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                          ROOM 930, BLOCK B, EAST WING
                            NEW WORLD OFFICE BUILDING

                         TSIMSHATSUI, KOWLOON, HONG KONG
                              TEL. (852) 2721-0936
                  --------------------------------------------
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)

                                      NONE
                        --------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


ITEM  2:  ACQUISITION OR DISPOSITION OF ASSETS.

Sale of Real Estate Interests

On March 17, 2000, registrant entered into an agreement to sell its 80% equity interests in Dongguan Dragon Villa Limited and Dongguan Dragon Entertainment Centre Limited in exchange for approximately US$1,000,000 cash, which was the approximate fair market value of the registrant's investment in the interests sold. Closing is to take place on or before April 1, 2000. The sale excluded the operational complex of Dragon Villa Water World, in which the registrant will retain its 80% ownership. The interests were sold to the Shilong Town House & Properties Corporation, a Chinese Government corporation which was the owner of the other 20% interest in the ventures.

The cash received in the sale transaction was used to acquire controlling interests in Harmonic Hall Investment Holdings, as described below.

There are no material relationships between the purchaser corporation and the registrant or any of its affiliates, any officer or director of the registrant, or any associate of any such officer or director, except for the ownership interests which registrant and the purchaser corporation continue to hold in Dragon Villa Water World.

A copy of the sale agreement, as translated into English, is included as an exhibit to this filing.

Acquisition of CD Manufacturer
------------------------------

On March 28, 2000, the registrant entered into an "Agreement for the Sale and Purchase of Shares" (the"Agreement"), which provides for the registrant to acquire approximately 52% of the total outstanding shares of Harmonic Hall Investment Holdings Limited, a British Virgin Islands corporation ("Harmonic"). The shares are being acquired from Mr. Yui Siu Hung, an officer, director and shareholder of Harmonic. Total consideration paid by registrant was US$650,000, plus 2,313,625 shares of registrant's restricted Common Stock. The consideration paid was based on the fair market value of the interests acquired. The closing of the transaction is to take place on or before April 15, 2000.

The cash portion of the purchase price was obtained through the registrant's sale of certain interests in its real estate holdings in China, as set forth above.

Harmonic owns and operates two (2) state-of-the-art, high-technology CD manufacturing plants, one in Hong Kong and one in mainland China, and has thirteen (13) subsidiaries. Harmonic manufactures CD's, CD-ROM's, CD-RW's and DVD's. The majority of its production is purchased by Philips. The registrant intends to continue operating the plants. Harmonic has approximately 400 employees and average monthly sales of HK$10,778,644. The current exchange rate is approximately US$1.00=HK$7.80.

There are no material relationships between Mr. Yui Siu Hung and the registrant or any of its affiliates, any officer or director of the registrant, or any associate of any such officer or director.

A copy of the purchase agreement is included as an exhibit to this filing.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Financial statements for Harmonic and PRO FORMA financial information will be filed within 60 days of the date of this report.

Exhibits attached pursuant to Item 601 of Regulation SK:

(1) Exhibit 2(a) - Agreement relating to the Sale and Purchase of Shares in
                   Harmonic Hall Investment Holdings Limited

    Exhibit 2(b)   Subscription Agreement

(2) Exhibit 10 - Share Ownership Transfer Agreement

EXHIBIT 2(A)

                            DATED THIS DAY OF , 2000

                                  YIU SIU HUNG,
                                   (as Vendor)

                                       and

                           ASIAN STAR DEVELOPMENT, INC
                                 (as Purchaser)
              ----------------------------------------------------

                                A G R E E M E N T
                 RELATING TO THE SALE AND PURCHASE OF SHARES IN
                    HARMONIC HALL INVESTMENT HOLDINGS LIMITED
              -----------------------------------------------------
                                    LO AND LO
                                 SOLICITORS &C.
                                    HONG KONG

                                      INDEX

RECITALS                                                                      3

DEFINITIONS                                                                   4

1.       Agreement for Sale                                                   6

2.       Purchase Consideration                                               6
3.       Conditions Precedent                                                 6
4.       Completion                                                           7
5.       Warranties, Representations and Undertakings etc.                    9
6.       Pre-Completion Obligations of the Vendor                             10
7.       Rights of the Purchaser                                              11
8.       General                                                              11
9.       Schedule 1 - Consideration Shares                                    14
10.      Schedule 2 - Company and other Group Companies                       15
11.      Schedule 3 - Representations, Warranties and Undertakings            31
12.      Schedule 4- Properties                                               57
13.      Schedule 5- Deed of Indemnity                                        59

THIS  AGREEMENT   is made the          day  of                     2000

BETWEEN

(1) YIU SIU HUNG ( ) of House No. D1, Fortune Garden, No. 72 Ting Kok Road, Tai Po, New Territories, Hong Kong ("the Vendor"); and
(2) ASIAN STAR DEVELOPMENT, INC., a company incorporated under the laws of the State of Nevada in the United States of America whose shares are listed on Nasdaq and whose registered office is at 1495 Ridgeview
         Drive, Suite 220, Reno, Nevada 89509, USA, with a correspondence address in Hong Kong c/o Suite 930, East Wing, Block B, New World Office Building, Tsimshatsui, Kowloon, Hong Kong ("the Purchaser").

RECITALS
--------

W H E R E A S :-

(A) The Company (hereinafter named and defined) was incorporated on 30th December 1996 with company number 210816 and having an authorised share capital of US$50,000.00 divided into 50,000 shares of US$1.00 each of which 1,000 shares are fully paid up or credited as fully paid up.

(B) The Vendor is the legal and beneficial owner of the Sale Shares representing 50% of the entire issued share capital of the Company. The Vendor has agreed to sell and the Purchaser has agreed to purchase the Sale Shares free from any claims, charges, liens, encumbrances, equities or adverse rights of any description in accordance with the terms and conditions of this Agreement.

(C) Asia Star (Hong Kong) Limited ("ASHK") is a subsidiary of the Purchaser incorporated under the laws of Hong Kong SAR.

(D) By a Subscription Agreement made between ASHK and the Company and executed immediately prior to the signing of this Agreement, ASHK has agreed to subscribe and the Company has agreed to issue and allot 35 new shares of US$1.00 each representing 3.38% of the enlarged share capital of the Company at the subscription price of HK$144,000.00 per share to ASHK upon the terms and conditions therein mentioned.

(E) It is a term of the Subscription Agreement that the Vendor shall sell the Sale Shares to the Purchaser in order that the Purchaser together with ASHK will hold 51.69% of the enlarged share capital of the Company immediately following completion of the Subscription Agreement and this Agreement.

DEFINITIONS

(A) In this Agreement and the Schedules attached hereto the following words and expressions have the following meanings except where the context otherwise requires :-

         Expression                                  Meaning

         "the Articles"                     the  articles  of  association  (in
                                            force  as of the  date of this
                                            Agreement) of the Company

         "Associate"                        (in relation to any company) another
                                            company  which is a subsidiary of or
                                            a  holding  company  of  or  another
                                            subsidiary  of a holding  company of
                                            that  company as set out in Schedule
                                            2, Part II

         "Business Day"                     means a day other than a Saturday on
                                            which  banks in Hong Kong are
                                            open for business


         "Company"                          Harmonic Hall Investment  Holdings
                                            Limited,  brief  particulars of
                                            which are set out in Schedule 2,
                                            Part I


         "Consideration Shares"             2,313,625  Restricted Common
                                            Stock  with par  value  of  US$0.001
                                            each, credited as fully paid, in the
                                            capital of the Purchaser

         "Completion"                       Completion of the sale and purchase
                                            of  the  Sale  Shares  in accordance
                                            with Clause 4

         "Completion Date"                  The date of completion of the pur-
                                            chase  of the Sale  Shares,  as
                                            deemed by Clause 4.4

          "Deed of Indemnity"               The Deed of  Indemnity  referred  to
                                            in Clause 4.2 and being in the form
                                            of the deed set out in Schedule 6

         "Disclosure Letter"                a letter of even date from the Ven-
                                            dor to the Purchaser

         "Group Companies"                  the Company and its  Associates  and
                                            "Group  Company" means any one
                                            of such companies

         "in writing"                       includes any communication made by
                                            letter or facsimile transmission

         "Last Accounts Date"               30th June  1999,  being the date to
                                            which  the  Principal  Accounts
                                            have been prepared

         "Management Accounts"              unaudited balance sheets and profit
                                            and loss  accounts  of the Group
                                            Companies as at 31st December 1999

         "Pre-Completion"                   completion of the matters set out in
                                            Clause 4.2

         "Principal Accounts"               the  audited  balance  sheet  as at
                                            the  Last  Accounts  Date  and
                                            audited  profit and loss account for
                                            the period  ended on the Last
                                            Accounts Date of each Group Company,
                                            including in the case of the
                                            Company  the  audited  consolidated
                                            balance  sheet as at that date
                                            and the audited consolidated profit
                                            and loss  account  for that year and
                                            the directors' report and notes

         "Properties"                       the properties of the Group
                                            Companies shortly described in
                                            Schedule 5

         "Purchaser's Solicitors"           Lo & Lo of Room 3501, 35th Floor,
                                            Gloucester  Tower, The Landmark,
                                            Central, Hong Kong

         "Sale Shares"                      500  shares of  US$1.00  each in the
                                            issued  share  capital of the
                                            Company, which are beneficially
                                            owned by the Vendor

         "Shares"                           any share in the capital of the
                                            Group Companies

         "Subscription Agreement"           Share Subscription
                                            Agreement dated 28 March,  2000 made
                                            between ASHK,  the Company,  and the
                                            Directors (as defined therein) , the
                                            Vendor and the Purchaser in relation
                                            to the subscription of 35 new shares
                                            in the Company

         "Subscription Date"                date of completion of the Subscrip-
                                            tion Agreement

         "Taxation"                         any liability to any form of taxa-
                                            tion  whenever  created or imposed
                                            and  whether  of Hong  Kong or of
                                            any  other  part of the world and
                                            without  prejudice  to the  general-
                                            ity  of the  foregoing  includes
                                            property tax, salaries tax, profits
                                            tax, interest  tax, estate duty,
                                            stamp duty, and other similar liabi-
                                            lities or  contributions, and
                                            generally  any tax,  duty,  impost,
                                            levy or rate or any amount payable
                                            to the revenue,  customs or fiscal
                                            authorities  whether of Hong Kong or
                                            any other part of the world
                                            "Vendor's  Solicitors" means Messrs.
                                            Jones, Day, Reavis & Pogue

         "Warranties"                       the warranties representations and
                                            undertakings  contained  in
                                            Schedule 4

(B) References to Clauses Sub-clauses and Schedules are to Clauses and Sub-clauses of and Schedules to this Agreement. The singular includes the plural and each of the masculine, the feminine and the neuter includes the others of them.
(C) References in this Agreement to statutory provisions shall be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date hereof) from time to time and shall include any provisions of which there are re-enactments (whether with or without modification) and any subordinate legislation made under such provisions.

OPERATIVE PROVISIONS

NOW  IT  IS  HEREBY  AGREED   as follows :-

                               AGREEMENT FOR SALE

1. SUBJECT TO THE TERMS AND CONDITIONS HEREOF, THE VENDOR AS BENEFICIAL OWNER SHALL SELL AND TRANSFER TO THE PURCHASER AND THE PURCHASER SHALL PURCHASE THE SALE SHARES, FREE FROM ALL CHARGES, LIENS, OPTIONS AND ENCUMBRANCES AND OTHER THIRD PARTY RIGHTS, WHATSOEVER WITH THE BENEFIT OF ALL RIGHTS NOW OR HEREINAFTER ATTACHED THERETO AND ALL DIVIDENDS AND DISTRIBUTIONS HEREAFTER DECLARED, PAID OR MADE.

2. THE PURCHASER SHALL BE ENTITLED TO RECEIVE ALL DIVIDENDS AND DISTRIBUTIONS, DECLARED PAID OR MADE BY THE COMPANY IN RELATION TO THE SALE SHARES ON OR AFTER THE COMPLETION DATE.

                             PURCHASE CONSIDERATION

3. THE CONSIDERATION PAYABLE BY THE PURCHASER TO THE VENDOR IN RESPECT OF THE SALE SHARES SHALL BE HONG KONG DOLLARS $72,000,000 WHICH SHALL BE PAID OR SATISFIED BY THE ALLOTMENT AT COMPLETION OF THE CONSIDERATION SHARES TO THE VENDOR AND HIS NOMINEES (WHO ARE EXISTING SHAREHOLDERS OF THE COMPANY) EACH OF WHOM SHALL RECEIVE SUCH NUMBER OF CONSIDERATION SHARES AS SHOWN IN COLUMN (3) OF SCHEDULE 1.

                              CONDITIONS PRECEDENT

                  Completion of the sale and purchase of the Sale Shares pursuant to this Agreement is conditional upon Completion of the sale and purchase of the Sale Shares shall be conditional upon completion of the subscription for 35 new shares in the Company by ASHK pursuant to the Subscription Agreement. The Purchaser shall not be obliged to complete the purchase of the Sale Shares until the aforesaid subscription under the Subscription Agreement has been completed.

                                   COMPLETION

4. PRE-COMPLETION SHALL TAKE PLACE AT THE OFFICES OF THE COMPANY IN HONG KONG AT 3:00 P.M. ON THE SUBSCRIPTION DATE (OR AT SUCH OTHER TIME OR PLACE IN HONG KONG AS THE PARTIES MAY OTHERWISE AGREE).

5. ON PRE-COMPLETION, THE VENDOR SHALL DELIVER TO THE PURCHASER'S SOLICITORS, AGAINST THE PURCHASER'S SOLICITORS' UNDERTAKING (WHICH SHALL BE ON THE TERMS SET OUT IN CLAUSE 4.4):-


                  (i) undated instruments of transfer duly executed in favour of the Purchaser or its nominees in respect of the Sale Shares together with the relevant share certificates;


                  (ii) a certificate duly signed by a Director of the Company certifying that a board meeting of the Company was duly held at which :-


                           (a) the transfer of the Sale Shares was approved and the name of the Purchaser or its nominees shall be entered in the register of members as the holders thereof and that new share certificates shall be issued accordingly;

                           (b)     the persons  nominated by the Purchaser  were
                                   appointed   directors  of  the  Company  with
                                   effect from the date of Pre-Completion;

                  (iii) the Deed of Indemnity duly signed and sealed by Mr. Yiu and signed by an authorised person on behalf of the Company.


         4.3 As soon as practicable after Pre-Completion and by no later than 21 Business Days after Pre-Completion the Purchaser shall:


                           (a) issue the Consideration Shares to the Vendor and his nominees in the amounts as set out in column (3) of Schedule 1 and deliver the certificates in respect of the Consideration Shares to the Vendor's Solicitors ;

                           (b) deliver to the Vendor's Solicitors a legal opinion in form satisfactory to the Vendor, issued by the Purchaser's US lawyers confirming that the Consideration Shares have been duly issued and allotted and are listed on Nasdaq and opining on such other matters reasonably required by the Vendor in relation to the rights attached to the Consideration Shares.

         4.4      The Purchaser's  Solicitors' undertaking referred to in Clause
                  4.2 shall be on the terms that:

                  (a) the Purchaser's Solicitors will hold the documents delivered to it pursuant to Clause 4.2 until the Vendor's Solicitors have confirmed receipt of the documents referred to in, and in accordance with, Clause 4.3;

                  (b) upon such confirmation from the Vendor's Solicitors Completion shall be deemed to have taken effect from that date of confirmation and the Purchaser's Solicitors shall date the instruments of transfer as at that date and will hold the documents delivered to it pursuant to clause 4.2 to the order of the Purchaser;

                  (c) in the event that the Vendor's Solicitors have not confirmed receipt of the documents referred to in Clause 4.3 by the date referred to therein, the Purchaser's Solicitors shall return the documents to the the Vendor or the Vendor's Solicitors or, if requested by either of them to their order..

         4.5 Without prejudice to any other remedies available to the Purchaser, if in any respect the Conditions Precedent set out in Clause 3 shall not have been fulfilled or the provisions of Clause 4.2. have not been complied with by the Vendor on the Subscription Date and provided that the Purchaser had fulfilled the Conditions Precedent at Clause 3 and had not caused default of the Condition Precedent at Clause 3 and provided that the Purchaser was ready to fulfill its obligations at clauses 4.3, the Purchaser may :-

                  (a) defer Pre-Completion to a date not more than 28 days after the Subscription Date (and so that the provisions of Clause 4.2 shall apply to Pre-Completion as so deferred); or

                  (b)      proceed to  Pre-Completion  and  Completion so far as
                           practicable   (without   prejudice   to  its   rights
                           hereunder); or


                  (c)      rescind this Agreement.

         4.6 Without prejudice to any other remedies available to the Vendor, if in any respect the Conditions Precedent set out in Clause 3 shall not have been fulfilled or the provisions of Clause 4.3 have not been complied with by the Purchaser on the Subscription Date and provided that the Vendor had not caused default of the Condition Precedent at Clause 3 and provided that the Vendor was ready to fulfill his obligations at Clause 4.2., the Vendor may :-

                  (a) defer Pre-Completion to a date not more than 28 days after the Subscription Date (and so that the provisions of Clause 4.2 shall apply to Pre-Completion as so deferred); or

                  (b) proceed to Pre-Completion so far as practicable (without prejudice to his rights hereunder); or


                  (c)      rescind this Agreement.


                WARRANTIES, REPRESENTATIONS AND UNDERTAKINGS ETC.

6. SAVE AS DISCLOSED TO THE PURCHASER AND/OR THE PURCHASER'S SOLICITORS IN THE DISCLOSURE LETTER, ALL THE WARRANTIES, REPRESENTATIONS AND UNDERTAKINGS (HEREINAFTER CALLED THE "WARRANTIES") BY THE VENDOR SET FORTH IN SCHEDULE 4 ARE TRUE AND ACCURATE IN ALL RESPECTS AT THE DATE HEREOF AND WILL BE TRUE AND ACCURATE IN ALL RESPECTS AS THOUGH MADE ON COMPLETION, WITH REFERENCE TO THE FACTS AND CIRCUMSTANCES SUBSISTING ON EACH OF SUCH OCCASIONS AND ON SUCH DATES AND SHALL HAVE EFFECT AND BE BINDING ON THE VENDOR.

7. EACH OF THE WARRANTIES SHALL CONSTITUTE A SEPARATE AND INDEPENDENT WARRANTY TO THE INTENT THAT THE PURCHASER SHALL HAVE A SEPARATE CLAIM AND RIGHT OF ACTION IN RESPECT OF EVERY BREACH OF ANY OF THE WARRANTIES AND SAVE AS EXPRESSLY PROVIDED TO THE CONTRARY, NO WARRANTY SHALL LIMIT OR GOVERN THE EXTENT OR APPLICATION OF ANY OTHER WARRANTY.

8. THERE IS NO MATERIAL ADVERSE CHANGE IN THE BUSINESS, ASSETS, PROPERTIES, LIABILITIES, PROFITS, PROSPECTS OR CONDITION OF THE GROUP COMPANIES SINCE THE LAST ACCOUNTS DATE AND THERE ARE NO MATERIAL FACTS RELATING TO THE GROUP COMPANIES KNOWN TO THE VENDOR WHICH COULD AFFECT THE WILLINGNESS OF A PURCHASER TO ENTER INTO AN AGREEMENT WITH THE VENDOR IN TERMS SIMILAR TO THE TERMS OF THIS AGREEMENT WHICH HAVE NOT BEEN DISCLOSED TO THE PURCHASER.

9. THE VENDOR HEREBY UNDERTAKES THAT HE WILL AT ALL TIMES INDEMNIFY THE PURCHASER AGAINST ANY LOSS OR DAMAGE SUFFERED BY THE PURCHASER AS A RESULT OF ANY BREACH OF THE WARRANTIES CONTAINED IN SCHEDULE 4 HERETO AND THE OTHER RELEVANT PROVISIONS OF THIS AGREEMENT.

                 OBLIGATIONS OF THE VENDOR UP TO PRE-COMPLETION

10. SUBJECT TO THE TERMS OF THIS AGREEMENT, THE VENDOR WILL PROCURE THAT THE BUSINESS OF THE GROUP COMPANIES ARE OPERATED IN A MANNER CONSISTENT WITH PAST PRACTICES DURING THE PERIOD FROM THE DATE HEREOF UNTIL PRE-COMPLETION.

11. BETWEEN THE DATE HEREOF AND PRE-COMPLETION, THE VENDOR SHALL NOT, AND SHALL PROCURE THAT THE GROUP COMPANIES SHALL NOT, WITHOUT THE PRIOR CONSENT IN WRITING OF THE PURCHASER :-


                  (a)      purchase or redeem any Shares;

                  (b)      issue or agree to issue any Shares;


                  (c)      increase or decrease its authorised share capital;


                  (d)      increase or decrease the par value of the Shares;


                  (e) grant or convey any interest, right, option or claim with respect to any Shares;


                  (f) amend the Memorandum and Articles of Association of any of the Group Companies;


                  (g) incur any Liabilities other than purchase of goods and services in the normal course of business of the Group Companies;


                  (h) acquire any assets (other than in the normal course of business of the Group Companies).


                             RIGHTS OF THE PURCHASER

12. NOTWITHSTANDING ANY RULE OF LAW OR EQUITY TO THE CONTRARY, EVERY RIGHT AND REMEDY HEREIN OF THE PURCHASER SHALL BE CUMULATIVE AND ANY RELEASE, EXTENSION, WAIVER OR COMPROMISE OR ANY OTHER ARRANGEMENT OF ANY KIND WHATSOEVER WHICH THE PURCHASER MAY AGREE TO OR EFFECT WITH RESPECT TO THE VENDOR'S OBLIGATIONS UNDER THIS AGREEMENT SHALL NOT AFFECT THE RIGHTS AND REMEDIES OF THE PURCHASER WITH RESPECT TO THE REMAINING OBLIGATIONS OF THE VENDOR STATED HEREIN.

13. THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AFTER COMPLETION IN RESPECT OF ANY MATTERS, UNDERTAKINGS, COVENANTS OR CONDITIONS WHICH ARE NOT IN ACCORDANCE WITH THEIR TERMS REQUIRED TO HAVE BEEN DONE, OBSERVED AND PERFORMED IN FULL PRIOR THERETO.

                                     GENERAL

14. THIS AGREEMENT SUPERSEDES ANY PREVIOUS AGREEMENT BETWEEN THE PARTIES IN RELATION TO THE SALE AND PURCHASE OF THE SALE SHARES AND THE PARTIES ACKNOWLEDGE THAT NO CLAIM SHALL ARISE IN RESPECT OF ANY AGREEMENT SO SUPERSEDED BY THIS AGREEMENT.

15. ANY VARIATION TO THIS AGREEMENT SHALL BE BINDING ONLY IF IT IS RECORDED IN A DOCUMENT SIGNED BY ALL THE PARTIES HERETO.

16.  NOTICES

     1.1.1. Any notice or other communication to be given to parties hereto pursuant to this Agreement shall be in writing delivered or sent by registered mail, postage prepaid, telex or facsimile to its address as follows:-

                  (1)      Mr. Yiu Siu Hung

                           Address:      House No.D1,  Fortune Garden,
                                         No.72 Ting Kok Road,
                                         Tai Po, New Territories,
                                         Hong Kong.

                           (Facsimile No.: 2414 2333)

                  (2)      the Purchaser:
                           Address:      Suite 930, East Wing, Block B,
                                         New World Office Building,
                                         Tsimshatsui, Kowloon,
                                         Hong Kong.

                           For the attention of : Mr. Stephen Chow
                           (Facsimile No.: 2722 7957 )

     1.1.2. Any notice or other communication shall be deemed to have been received when left at the addresses mentioned in sub-clause 8.3.1 or (if sent by facsimile) on the next working day or (if sent by pre-paid post to the said address) on the expiry of forty eight
              (48) hours after posting.

17. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT BOTH AS REGARDS THE DATES AND PERIODS SPECIFICALLY MENTIONED AND AS TO ANY DATES AND PERIODS WHICH MAY BY AGREEMENT IN WRITING BETWEEN OR ON BEHALF OF THE VENDOR AND THE PURCHASER BE SUBSTITUTED FOR THEM.

18. EACH PARTY SHALL PAY ITS OWN COST FOR THE NEGOTIATION, PREPARATION AND EXECUTION OF THIS AGREEMENT.

19. THIS AGREEMENT SHALL BE BINDING ON AND SHALL ENURE FOR THE BENEFIT OF EACH PARTY'S SUCCESSORS AND ASSIGNS AND PERSONAL REPRESENTATIVES (AS THE CASE MAY BE).

         20.      (A)     THIS  AGREEMENT  SHALL BE GOVERNED BY AND  INTERPRETE
                          IN ACCORDANCE  WITH AND IS EXECUTED  PURSUANT TO THE
                          LAWS OF HONG KONG.

                  (b) The parties hereby submit to the non-exclusive jurisdiction of the Court of Hong Kong SAR but this Agreement may be enforced in any court of competent jurisdiction.

         8.8 The Purchaser hereby irrevocably appoints Lo & Lo of 35th Floor, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong to accept on its behalf service of process in respect of any proceedings in the courts of Hong Kong arising out of this Agreement.



                                   SCHEDULE 1

             (Clauses 2.1, 4.2, 4.3 and paragraph 1.1 of Schedule 4)


                                             Shares in the Company
         (1)      Name              (2)      upon Completion(3)         Consideration Shares
                  ----                       ---------------            --------------------

Yiu Siu Hung                                 360                                  1, 781,491

World Media Group Limited                     60                                     277,635

Packwood Business Corporation                 55                                     254,499

Parama Profits Limited                        25                                         NIL
                                        ----------------------------------------------------

Total:                                       500                                   2,313,625



                                   SCHEDULE 2

            (definition of "Company" and paragraph 1.3 of Schedule 4)
            ---------------------------------------------------------

                                     PART I

                        Brief Particulars of the Company
                        --------------------------------

1.       Name                               :        Harmonic Hall Investment Holdings Limited
         Chinese Name                       :
2.       Country of Incorporation   :       British Virgin Islands
3.       Class of Company           :       Registered under The International Business
                                            Companies Ordinance of the British Virgin
                                            Islands


4.       Date of Incorporation              :        30th December 1996
5.       Registration Number                :        210816
6.       Registered Office          :       P.O. Box 957, Offshore Incorporations Centre,
                                            Road Town, Tortola, British Virgin Islands
7.       Nature of Business                 :        Investment Holding
8.       Share Capital
                  Authorised                :        US$50,000.00 divided into 50,000 Shares of
                                                     US$1.00 each.
                  Issued and paid up        :        US$1,035.00
9.       Shareholders:
         Registered holder                  Number of Shares
         -----------------                  ----------------
         Yiu Siu Hung                                745
         World Media Group Limited                   120
         Packwood Business Corporation      110 (including 80 bearer shares)
         Parama Profits Limited                      25
         Asian Star (Hong Kong ) Limited    35
10.      Directors                          :        Yiu Siu Hung
                                                     Ho Kin Man
                                                     Chan Sik Hong, David
                                                     New directors nominated by ASDI
11.      Secretary                          :        Yiu Siu Hung
12.      Auditors                   :       Ernst & Young, Certified Public Accountants




                                     PART II

                  Information Relating to other Group Companies
                  ---------------------------------------------

1.       Harmonic Hall Optical Disc Limited (Company No.:325583)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Yiu Siu Keung

                                    Fan Kai Leung

         Shareholders      :        Harmonic Hall Investment Holdings Limited

                                    Fan Kai Leung

                                    Yiu Siu Hung (held in trust of Harmonic Hall Investment

                                    Holdings Limited

2.       Siam Orchid International Limited (BVI) (Company No.199762)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Yiu Siu Keung

         Shareholder       :        Harmonic Hall Optical Disc Limited



3.       Harmonic Hall Recordable Media Limited (Company No.643725)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Fan Kai Leung

         Shareholders      :        Harmonic Hall Optical Disc Limited

                                    Yiu Siu Hung (held in trust of Harmonic Hall Optical Disc

                                    Limited)



4.       Anwell Industrial Limited (Company No.183020)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Yiu Siu Keung

         Shareholders      :        Harmonic Hall Optical Disc Limited

                                    Yiu Siu Hung (held in trust of Harmonic Hall Investment

                                    Holdings Limited)





5.       Kiat Koon Limited (BVI) (Company No.205628)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Yiu Siu Keung

                                       16


         Shareholders      :        Anwell Industrial Limited



6.       Rich Union International Limited (BVI) (Company No.162892)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

         Shareholders      :        Harmonic Hall Investment Holdings Limited

7.       Daiichi Records Limited (Company No.145968)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Yiu Siu Keung

         Shareholders      :        Rich Union International Limited

                                    Yiu Siu Hung (held in trust of Rich Union International Limited)



8.       City Laser & Video Company Limited (Company No.618714)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Yiu Siu Keung

         Shareholders      :        Rich Union International Limited

                                    Yiu Siu Hung (held in trust of Rich Union International Limited)



9.       Tap Investment Limited (Company No.181488)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Yiu Siu Keung

         Shareholders      :        Harmonic Hall Investment Holdings Limited

                                    Yiu Siu Hung (held in trust of Harmonic Hall Investment

                                    Holdings Limited)



10.      City Entertainment Services Limited (BVI) (Company No.128627)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

         Shareholders      :        Harmonic Hall Investment Holdings Limited

11.      Harmonic Hall International Limited (BVI) (Company No.150032)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Yiu Siu Keung

         Shareholders      :        Harmonic Hall Investment Holdings Limited

                                       17


12.      Harmonic (Holdings) Limited (BVI) (Company No.44074)

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Chan Sik Hong, David

         Shareholders      :        Harmonic Hall Investment Holdings Limited

13.      Guangzhou Anwell Moulding Injection Industries Limited

         Directors         :        Yiu Siu Hung

                                    Ho Kin Man

                                    Xu Wei Cong

                                    Liu Xin Yuen

         Shareholders      :        Anwell Industrial Ltd. 90%

                                    Jiangnan Chemical Electronic & Instrument Development Company 10%



14.      Guangzhou Rosedale Studio Limited

         Directors         :        Yiu Siu Hung

                                    Yao Rui Rong

                                    Liu Feng Xuan

                                    Xu Wei Cong

         Shareholders      :        Yiu Siu Hung (In trust for Harmonic Hall Optical Disc Ltd.)

                                    Ho Kin Man (In trust for Harmonic Hall Optical Disc Ltd.)

                                    Yao Rui Rong (In trust for Harmonic Hall Optical Disc Ltd.)

                                    Liu Feng Xuen (In trust for Harmonic Hall Optical Disc Ltd.)

                                    Xu Wei Cong (In trust for Harmonic Hall Optical Disc Ltd.)



15.      New City Laser and Video Company Limited

         In voluntary liquidation.



16.      United Basic Laser and Video Company Limited

         In voluntary liquidation.



                                   SCHEDULE 3

                                  (Clause 5.1)

                  REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

The Vendor hereby represents and warrants to the Purchaser, its successors and assigns that save as disclosed in the Disclosure Letter:-

                    1. SHAREHOLDINGS AND SHARE CAPITAL ETC.

21. THE SALE SHARES COMPRISE 50% OF THE ENTIRE ISSUED SHARE CAPITAL OF THE COMPANY AND WILL AT PRE-COMPLETION AND UPON COMPLETION OF THE SUBSCRIPTION AGREEMENT COMPRISE 48.31% OF THE ENLARGED SHARE CAPITAL , AND APART FROM THE SALE SHARES THERE WILL NOT BE AT COMPLETION, IN ISSUE ANY OTHER SHARES, WARRANTS OR OPTIONS OF ANY DESCRIPTION IN THE COMPANY EXCEPT THOSE SHARES SET OUT IN COLUMN 2 OF SCHEDULE 1 AND THE 35 NEW SHARES TO BE ISSUED PURSUANT TO THE SUBSCRIPTION AGREEMENT.

22. NONE OF THE GROUP COMPANIES IS A PARTY, AND WILL NOT AT COMPLETION BE A PARTY TO, ANY CONTRACT, OPTIONS, WARRANTS, NOR DOES IT, NOR WILL IT AT COMPLETION, HAVE ANY OTHER OBLIGATION REGARDING ANY PART OF ITS CAPITAL, ISSUED OR UNISSUED, OR FOR THE ISSUE OF ANY SHARES, WARRANTS, OPTIONS, OR OTHER SIMILAR SECURITIES.

23. SAVE AS SET OUT IN PART II OF SCHEDULE 2, THE GROUP COMPANIES DO NOT HAVE AND NONE OF THEM WILL AT COMPLETION HAVE, ANY SUBSIDIARY NOR HOLD ANY SHARES OR SECURITIES IN ANY COMPANY.

24. THE VENDOR IS THE BENEFICIAL OWNER OF THE SALE SHARES AND WILL AT COMPLETION HAVE THE RIGHT POWER AND AUTHORITY TO SELL AND TRANSFER THOSE SALE SHARES FREE FROM ALL LIENS, CHARGES, PLEDGES, OPTIONS CONTRACTS, PRE-EMPTION RIGHTS, THIRD PARTY RIGHTS AND EQUITIES, AND INCUMBRANCES OF WHATEVER NATURE AND THE SAME ARE FREELY TRANSFERRABLE BY THE VENDOR WITH ALL RIGHTS NOW AND HEREAFTER ATTACHING THERETO WITHOUT THE CONSENT, APPROVAL, PERMISSION, LICENCE OR CONCURRENCE OF ANY THIRD PARTY (SAVE AS OTHERWISE PROVIDED IN THE COMPANY'S ARTICLES OF ASSOCIATION).

25. THE VENDOR IS FULLY CAPABLE OF ENTERING INTO THIS AGREEMENT AND TO PERFORM ALL OBLIGATIONS AND DUTIES HEREUNDER WITHOUT THE CONSENT, APPROVAL, PERMISSION, LICENCE OR CONCURRENCE OF ANY THIRD PARTY.

                                    ACCOUNTS

26.      THE PRINCIPAL ACCOUNTS

         1.1.1. The Principal Accounts were prepared in accordance with the historical cost convention; and the bases and policies of accounting adopted for the purpose of preparing the Principal Accounts are the same as those adopted in preparing the audited accounts of each Group Company in respect of the three last preceding accounting periods.

         1.1.2.   The Principal Accounts :-

                           (a) give a true and fair view of the assets and liabilities of each Group Company at the Last Accounts Date and its profits for the financial period ended on that date;

                           (b) comply with the requirements of the Companies Ordinance and other relevant law or statutes applicable to the relevant Group Companies;

                           (c) comply with all current good accounting and auditing principles;

                           (d)     are  not   affected  by  any   extraordinary,
                                   exceptional or non-recurring item;

                           (e) properly reflect the financial position of each Group Company as at their date;

                           (f) fully disclose all the assets of each Group Company as at their date;

                           (g) make adequate provision or reserve for all liabilities and capital commitments of each Group Company outstanding at the Last Accounts Date, including contingent, unquantified or disputed liabilities;

                           (h) make provision or reserve, in accordance with the principles set out in the notes included in the Principal Accounts, for all Taxation liable to be assessed on each Group Company or for which it may be accountable in respect of the period ended on the Last Accounts Date.

         1.1.3. No amount included in the Principal Accounts in respect of any asset, whether fixed or current, exceeds its purchase price or production cost or (in the case of current assets) its net realisable value on the Last Accounts Date.

27.      VALUATION OF STOCK-IN-TRADE AND WORK IN PROGRESS

         1.1.4. In the Principal Accounts and in the accounts of each Group Company for the three preceding financial years the stock-in-trade and work in progress of each Group Company have been treated in accordance with SSAP.

         1.1.5.   In  the  Principal   Accounts  all  redundant,   obsolete  and
                  slow-moving stock-in-trade has been written off or written down, as appropriate.

28.      DEPRECIATION OF FIXED ASSETS

         1.1.6. In the Principal Accounts and in the accounts of each Group Company for the three preceding financial years, the fixed assets of each Group Company have been depreciated in accordance with SSAP.

29.      BOOK DEBTS

         1.1.7. No part of the amounts included in the Principal Accounts, or subsequently recorded in the books of any Group Companies or has been released on terms that any debtor pays less than the full book value of his debt or has been written off or has proved to any extent to be irrecoverable or is now regarded by the relevant Group Companies as irrecoverable in whole or in part.

30.      BOOKS AND RECORDS

         1.1.8. All the accounts, books, ledgers, financial and other records, of whatsoever kind, of each Group Company :-


                           (a)     are in its possession;

                           (b) have been fully properly and accurately kept and completed;

                           (c) do not contain any material inaccuracies or discrepancies of any kind;

                           (d)     give and  reflect a true and fair view of its
                                   trading  transactions,   and  its  financial,
                                   contractual and trading position.



                                CORPORATE MATTERS

31.      DIRECTORS

         1.1.9. The only directors of the Group Companies are the persons whose names are listed in relation to each Group Company in
                  Schedule 1 and 2.

32.      SUBSIDIARIES, ASSOCIATIONS AND BRANCHES

         1.1.10.  No Group Companies :-


                           (a) is the holder or beneficial owner of or has agreed to acquire any share or loan capital of any company (whether incorporated in Hong Kong or elsewhere);

                           (b)    has outside  Hong Kong any  branch,  agency or
                                  place of business, or any permanent establishment (as that expression is defined in the relevant double taxation relief order current at the date of this Agreement).

33.      OPTIONS OVER GROUP COMPANIES' CAPITAL

         1.1.11. Except as required by this Agreement, there are no agreements or arrangements in force which provide for the present or future issue, allotment or transfer or grant to any person the right (whether conditional or otherwise) to call for the issue, allotment or transfer of any share or loan capital of any Group Companies (including any option or right of pre-emption or conversion).

34.      NEW ISSUES OF CAPITAL

         1.1.12. No share or loan capital has been issued or allotted, or agreed to be issued or allotted, by any Group Companies since the Last Accounts Date.

35.      MEMORANDA AND ARTICLES OF ASSOCIATION, STATUTORY BOOKS AND RESOLUTIONS

         1.1.13. The register of members and other statutory books of each Group Company have been properly kept and contain an accurate and complete record of the matters with which they should deal.

         1.1.14. No notice or allegation that any of the foregoing is incorrect or should be rectified has been received.

         1.1.15. Since the Last Accounts Date no alteration has been made to the memorandum or articles of association of any Group Companies and no resolution of any kind of the shareholders of any Group Companies has been passed (other than resolutions relating to business at annual general meetings which was not special business) and, pending Completion, no resolution shall be passed without the prior written consent of the Purchaser.

         1.1.16. The memorandum and articles of association (or such other similar constitutional instruments) of each Group Company provided to the Purchaser are accurate and complete in all respects and has embodied therein or annexed thereto a copy of every such resolution as is required by the law applicable to each Group Company.

36.      DOCUMENTS FILED

         1.1.17. All returns, particulars, resolutions and documents required by the law or any other legislation to be filed with the Registrar of Companies or any other relevant regulatory authorities, in respect of each Group Company have been duly filed and were correct; and due compliance has been made with all the provisions of the Companies Ordinance and other legal requirements in connection with the formation of each Group Company, the allotment or issue of shares, debentures and other securities, the payment of dividends and the conduct of its business.

         1.1.18. All charges in favour of any Group Companies have (if appropriate) been registered in accordance with the provisions of the applicable laws.

37.      POSSESSION OF DOCUMENTS

         1.1.19. All title deeds relating to the assets of each Group Company, and an executed copy of all agreements to which any Group Companies is a party, and the original copies of all other documents which are owned by or which ought to be in the possession of any Group Companies are in its possession.

38.      INVESTIGATIONS

         1.1.20. There are not pending, or in existence, any investigations or enquiries by, or on behalf of, any governmental or other body in respect of the affairs of any Group Companies.

39.      INFORMATION DISCLOSED TO PURCHASER CORRECT

         1.1.21. All information given by the Vendor and/or the Vendor's Solicitors or the Company's Accountants to the Purchaser, the Purchaser's Solicitors or the Purchaser's Accountants relating to the business, activities, affairs, or assets or liabilities of any Group Companies was, when given, accurate and comprehensive in all respects.

         1.1.22. There are no material facts or circumstances, in relation to the assets, business or financial condition of any Group Companies, which have not been fully and fairly disclosed in writing to the Purchaser or the Purchaser's Solicitors, and which, if disclosed, might reasonably have been excepted to affect the decision of the Purchaser to enter into this Agreement.

                                    TAXATION

40.      ADMINISTRATION

         1.1.23. All returns, computations and payments which should be or should have been made by any Group Companies for any Taxation purpose have been made within the requisite periods and are up-to-date, correct and on a proper basis and none of them is or is likely to be the subject of any dispute with the Inland Revenue or other Taxation authorities.

         1.1.24. All particulars furnished to the Inland Revenue or other Taxation authorities, in connection with the application for any consent or clearance on behalf of any Group Companies, or affecting any Group Companies, made since the Last Accounts Date, fully and accurately disclosed all facts and circumstances material for the decision of those authorities; any consent or clearance is valid and effective; and any transaction, for which consent or clearance has previously been obtained, has been carried into effect (if at all) only in accordance with the terms of the relative application and consent or clearance.

         1.1.25. No Group Companies has, since the Last Accounts Date, taken any action which has had, or might have, the result of altering, prejudicing or in any way disturbing any arrangement or agreement which it has previously negotiated with the Commissioners of Inland Revenue or other Taxation authorities.

         1.1.26. No Group Companies has, since the Last Accounts Date, paid or become liable to pay any penalty or interest charged by virtue of the provisions of Inland Revenue Ordinance or any other Taxation statute.

41.      TAXATION CLAIMS, LIABILITIES AND RELIEFS

         1.1.27. No Group Companies is or will become liable to pay, or make reimbursement or indemnity in respect of, any Taxation (or any amount corresponding to Taxation) in consequence of the failure by any other person (not being the Group Companies) to discharge that Taxation or amount within any specified period or otherwise, where the Taxation or amount within any specified period or otherwise, where the Taxation or amount relates to a profit, income or gain, transaction, event, omission or circumstance arising, occurring or deemed to arise or occur (whether wholly or partly) prior to Completion.

         1.1.28. No relief (whether by way of deduction, reduction, set-off exemption, repayment or allowance, or otherwise) from, against or in respect of any Taxation has been claimed and/or given to any Group Companies which could or might be effectively withdrawn, postponed, restricted or otherwise lost as a result of any act, omission, event or circumstance arising or occurring at any time after Completion.

         1.1.29.  Stamp duty and capital duty


                           (a) Within the five years ending on the date of this Agreement, no Group Companies has made any claim for relief or exemption under
                                   Section 45 of the Stamp Duty Ordinance (Relief from transfer stamp duty in case of transfer of property as between associated companies); and

                           (b) Each Group Company has duly paid all stamp duty and interest, fines and penalties thereon payable in accordance with the provisions of Stamp Duty Ordinance (Stamp duty on documents relating to chargeable transactions of capital companies) whether or not the due date for payment has passed, and all loan capital duty for which it has at any time been liable.

                                     FINANCE

42.      CAPITAL COMMITMENTS

         1.1.30. There were no commitments on capital account outstanding at the Last Accounts Date and since the Last Accounts Date no Group Companies has made or agreed to make any capital expenditure, or incurred or agreed to incur any capital commitments nor has it disposed of or realised any capital assets or any interest therein.

43.      DIVIDENDS AND DISTRIBUTIONS

         1.1.31. Since the Last Accounts Date no dividend or other distribution has been or is treated as having been declared, made or paid by any Group Companies.

         1.1.32. All dividends or distributions declared, made or paid by each Group Company have been declared, made or paid in accordance with its articles of association and the applicable provisions of the Companies Ordinance or the laws applicable to such Group Companies.

44.      BANK AND OTHER BORROWINGS

         1.1.33. Full details of all limits on each Group Company's bank overdraft facilities had been accurately disclosed to the Purchaser in writing prior to the signing of this Agreement.

         1.1.34. The total amount borrowed by each Group Company (as determined in accordance with the provisions of the relevant instrument) does not exceed any limitation on its borrowing powers contained in its articles of association, or in any debenture or other deed or document binding upon it.

         1.1.35. No Group Companies has outstanding, or has agreed to create or issue, any loan capital; nor has it factored any of its debts, or engaged in financing of a type which would not require to be shown or reflected in the Last Accounts, or borrowed any money which it has not repaid, save for borrowings not exceeding the amounts shown in the Last Accounts.

         1.1.36. No Group Companies has since 31st December 1999 repaid or become liable to repay any loan or indebtedness in advance of its stated maturity.

         1.1.37. No Group Companies has received notice (whether formal or informal) from any lenders of money to it, requiring repayment or intimating the enforcement of any security the lender may hold over any of its assets; and there are no circumstances likely to give rise to any such notice.

45.      LOANS BY AND DEBTS DUE TO GROUP COMPANIES

         1.1.38. No Group Companies has lent any money which has not been repaid to it, or owns the benefit of any debt (whether or not due for payment), other than debts which have arisen in the ordinary course of its business; and no Group Companies has made any loan or quasi-loan contrary to the Companies Ordinance.

46.      LIABILITIES

         1.1.39. There are no liabilities (including contingent liabilities) which are outstanding on the part of any Group Companies other than those liabilities disclosed in the Last Accounts or incurred in the ordinary and proper course of trading since the Last Accounts Date.

         1.1.40. There has been no exercise, purported exercise or claim for any charge, lien, encumbrance or equity over any of the fixed assets of any Group Companies; and there is no dispute directly or indirectly relating to any of its fixed assets.

         1.1.41. No Group Companies has been the tenant of, or a guarantor in respect of, any leasehold property other than the Properties.

47.      BANK ACCOUNTS

         1.1.42. A statement of the bank accounts of each Group Company has been supplied to the Purchaser.

48.      CONTINUATION OF FACILITIES

         1.1.43. In relation to all debentures, acceptance credits, overdrafts, loans or other financial facilities outstanding or available to any Group Companies (referred to in this clause as "`facilities") :

                           (a)     there  has  been  no   contravention   of  or
                                   non-compliance with any provision of
                                   any of those documents;

                           (b) no steps for the early repayment of any indebtedness have been taken or threatened;

                           (c) there have not been nor are there any circumstances known to the Vendor whereby the continuation of any of the facilities might be prejudiced, or which might give rise to any alteration in the terms and conditions of any of the facilities;

                           (d) the Vendor does not have any knowledge, information or belief that, as a result of the Completion of the Subscription by the Purchaser or any other thing contemplated in this Agreement, any of the facilities might be terminated or mature prior to its stated maturity.

                                     TRADING

49.      CHANGES SINCE LAST ACCOUNTS DATE

1.1.44.  Since the Last Accounts Date :


                           (a) the business of each Group Company has been continued in the ordinary and normal course;

                           (b) no Group Companies has by doing or omitting to do anything prejudiced its goodwill;

                           (c) no part of the business of any Group Companies has been affected by any abnormal factor not affecting similar businesses to a like extent;

                           (d)     each Group  Company has paid its creditors in
                                   accordance  with  their   respective   credit
                                   terms.

         1.1.45. The value of the net realisable assets of each Group Company, save for depreciation during the period between the Last Accounts Date and Completion Date, is not now less than at the Last Accounts Date.

         1.1.46. The trading prospects of each Group Company have not been adversely affected as a result of any event or circumstance arising since the Last Accounts Date.

50.      VENDOR'S OTHER INTERESTS AND LIABILITIES TO GROUP COMPANIES

         1.1.47. The Vendor does not have any rights or interests, directly or indirectly, in any business other than those now carried on by the Group Companies which are or are likely to be or become competitive with the businesses of the Group Companies, save as registered holder or beneficial owner of any class of securities of any company which is listed on an internationally recognised stock exchange and in respect of which the Vendor holds and is beneficially interested in less than 5 per cent of any single class of the securities in that company.

51.      EFFECT OF SALE OF SHARES

         1.1.48. The Vendor has no knowledge, information or belief that after Completion of the Sale Shares (whether by reason of an existing agreement or arrangement or otherwise) by the Purchaser :-


                           (a) any supplier of any Group Companies will cease or be entitled to cease supplying it or may substantially reduce its supplies to it;

                           (b) any customer of any Group Companies will cease or be entitled to cease to deal with it or may substantially reduce its existing level of business with it;

                           (c) any Group Companies will lose the benefit of any right or privilege which it enjoys;

                           (d)     any  officer or senior  employee of the Group
                                   Companies   with   monthly   salary  of  over
                                   HK$45,000 will leave.

         1.1.49. Compliance with the terms of this Agreement does not and will not :


                           (a) conflict with, or result in the breach of, or constitute a default under, any of the terms, conditions or provisions of any agreement or instrument to which any Group Companies is a party, or any provision of the memorandum or articles of association of any Group Companies or any encumbrance, lease, contract, order, judgment, award, injunction, regulation or other restriction or obligation of any kind or character by which or to which any asset of any Group Companies is bound or subject;

                           (b) relieve any person from any obligation to any Group Companies (whether contractual or otherwise), or enable any person to determine any such obligation or any right or benefit enjoyed by any Group Companies, or to exercise any right, whether under an agreement with or otherwise in respect of any Group Companies;

                           (c) result in the creation, imposition, crystallisation or enforcement of any encumbrance whatsoever on any of the assets of any Group Companies;

                           (d) result in any present or future indebtedness of any Group Companies becoming due or capable of being declared due and payable prior to its stated maturity.

52.      CONDUCT OF BUSINESSES IN ACCORDANCE WITH MEMORANDA AND ARTICLES OF
         ASSOCIATION


         1.1.50. Each Group Company has at all times carried on business and conducted its affairs in all respects in accordance with its memorandum and articles of association for the time being in force and any other documents to which it is or has been a party.

         1.1.51. Each Group Company is empowered and duly qualified to carry on business in all jurisdictions in which it now carries on business.

53.      JOINT VENTURES AND PARTNERSHIP

         1.1.52. No Group Companies is or has agreed to become a member of any joint venture, consortium, partnership or other unincorporated association; and no Group Companies is or has agreed to become a party to any agreement or arrangement for sharing commissions or other income.

54.      AGREEMENTS RELATING TO THE MANAGEMENT AND BUSINESS

         1.1.53. There are no arrangements or understandings (whether legally enforceable or not) between the Group Companies and any person who is a shareholder or the beneficial owner of any interest in it, or in any company in which any Group Companies is interested, or any Associate of any such person, relating to the management of any Group Companies's business, or the appointment or removal of directors of any Group Companies, or the ownership or transfer of ownership or the letting of any of the assets of any Group Companies, or the provision, supply or purchase of finance, goods, services or other facilities to, by or from any Group Companies, or in any other respect relating to its affairs.

55.      AGENCY AGREEMENTS AND AGREEMENTS RESTRICTING BUSINESS

         1.1.54. No Group Companies is a party to any agency, distributor-ship, marketing, purchasing, manufacturing or licensing agreement or arrangement, or any restrictive trading or other agreement or arrangement pursuant to which any part of its business is carried on, or which in any way restricts its freedom to carry on the whole or any part of its business in any part of the world in such manner as it thinks fit.

         1.1.55. No Group Companies is a party to any undertaking or assurances given to any court or governmental agency which is still in force.

56.      LITIGATION, DISPUTES AND WINDING UP

         1.1.56. No Group Companies is engaged in any litigation or arbitration proceedings as plaintiff or defendant; there are no proceedings pending or threatened either by or against any Group

                  Companies; and there are no circumstances which are likely to give rise to any litigation or arbitration.

         1.1.57. There is no dispute with any revenue or other official department in the Hong Kong SAR, PRC or elsewhere, in relation to the affairs of any Group Companies, and there are no facts which may give rise to any dispute.

         1.1.58. There are no claims pending or threatened or capable of arising against any Group Companies by an employee or workman or third party, in respect of any accident or injury, which are not fully covered by insurance.

         1.1.59. No order has been made or petition presented or resolution passed for the winding up of any Group Companies; nor has any distress, execution or other process been levied in respect of any Group Companies which remains undischarged; nor is there any unfulfilled or unsatisfied judgment or court order outstanding against any Group Companies.

57.      COMPLIANCE WITH STATUTES

         1.1.60.  No  Group  Companies  and  none  of its  officers,  agents  or employees  (during  the course of their  duties in relation to
                  it), has committed or omitted to do any act or thing the commission or omission of which is or could be in contravention of any act, order, regulation or the like (whether of the Hong Kong SAR or elsewhere) giving rise to any fine, penalty, default proceedings or other liability on its part.

         1.1.61. Each Group Company has conducted and is conducting its business in all respects in accordance with all applicable laws and regulations whether of Hong Kong SAR or elsewhere.

58.      DOCUMENTS STAMPED

         1.1.62. All documents which in any way affect the right, title or interest of any Group Companies in or to any of its property, undertaking or assets, or to which any of the Group Companies is a party, and which attract stamp duty have been duly stamped within the requisite period for stamping.

59.      BUSINESS NAMES

         1.1.63. No Group Companies uses a name for any purpose other than its full corporate name.

60.      TRANSACTIONS INVOLVING DIRECTORS

         1.1.64. No Group Companies has been a party to any transaction to which any of the provisions of Companies Ordinance Section 157H may apply.

61.      POWERS OF ATTORNEY AND AUTHORITY

         1.1.65.  No power of attorney given by any Group Companies is in force.

         1.1.66. There are not outstanding any authorities (express or implied) by which any person may enter into any contract or commitment to do anything on behalf of the Group Companies.

62.      LICENCES AND CONSENTS

         1.1.67. Each Group Company has obtained all necessary licences and consents from any person, authority or body for the proper carrying on of its business (short particulars of each licence and consent having been disclosed to the Purchaser in writing prior to the signing of this Agreement) and all the licences and consents are valid and subsisting.

63.      SUBSISTING CONTRACTS

         1.1.68. No Group Companies is a party to any subsisting contract which is or may be material in relation to its business or affairs.

         1.1.69. No Group Companies is a party to any contract, transaction, arrangement or liability which :


                           (a) is of an unusual or abnormal nature or outside the ordinary and proper course of business;

                           (b)     is for a fixed term of more than six months;

                           (c) is of a long-term nature (that is, unlikely to have been fully performed in accordance with its terms more than six months after the date on which it was entered into or undertaken);

                           (d)     is   incapable  of   termination   by  it  in
                                   accordance with its terms on sixty days' notice or less;

                           (e) is of a loss-making nature (that is, known to be likely to result in a loss to it on completion of performance);

                           (f)     cannot  readily be  fulfilled or performed by
                                   it  on  time   without   undue   or   unusual
                                   expenditure of money, effort or personnel;

                           (g) involves payment by it of amounts determined by reference to fluctuations in the index of retail prices or any other index or in the rate of exchange for any currency;

                           (h) involves an aggregate outstanding expenditure by it of more than [HK$100,000.00];

                           (i) involves or is likely to involve the supply of goods the aggregate sales value of which will represent in excess of 10 per cent of its turnover for the preceding financial year;

                           (j)     is a contract for hire or rent, hire purchase
                                   or   purchase   by  way  of  credit  sale  or
                                   periodical payment;

                           (k) involves or is likely to involve obligations or liabilities which by reason of their nature or magnitude ought reasonably to be made known to an intending purchaser of the Shares.

         1.1.70. There is not now outstanding in respect of any Group Companies any agreement for the supply of services or for agency.

64.      DEFAULTS UNDER AGREEMENTS BY GROUP COMPANIES

         1.1.71. No Group Companies is nor will it with the lapse of time become :


                           (a) in default under any agreement or covenant to which it is a party or in respect of any other obligations or restrictions binding upon it;

                           (b) in default under any obligations existing by reason of membership of any association or body;

                           (c) liable in respect of any representation or warranty (whether express or implied) or any matter giving rise to a duty of care on its part.

         1.1.72. No threat or claim of default under any agreement, instrument or arrangement to which any Group Companies is a party has been made and is outstanding against it; and there is nothing whereby any such agreement, instrument or arrangement may be prematurely terminated or rescinded by any other party or whereby the terms thereof may be worsened.

65.      OTHER PARTY'S DEFAULTS

         1.1.73. No party to any agreement with or under an obligation to any Group Companies is in default under it, being a default which would be material in the context of its financial or trading position; and there are no circumstances likely to give rise to such a default.

66.      OUTSTANDING OFFERS

         1.1.74. No offer, tender or the like is outstanding which is capable of being converted into an obligation of any Group Companies by acceptance or other act of some other person, firm or company.

67.      DEFECTIVE PRODUCTS

         1.1.75. No Group Companies has manufactured, sold or supplied products which are or were or will become in any material respect faulty or defective or which do not comply in any material respect with any warranties or representations expressly or impliedly made by it or with all applicable regulations, standards and requirements.

68.      SERVICE LIABILITIES

         1.1.76. No Group Companies is subject to any liability or obligation (save as may be implied by law) to service, repair, maintain, take back or otherwise do or not do anything in respect of any goods that have been or are after the date of this Agreement delivered by it.

69.      PURCHASES AND SALES FROM OR TO ONE PARTY

         1.1.77. Neither more than 25 per cent of the aggregate amount of all the purchases, nor more than 25 per cent of the aggregate amount of all the sales, of any Group Companies are obtained or made from or to the same supplier or customer (including any person, firm or company in any way connected with such supplier or customer) nor is any material source of supply to any Group Companies, or any material outlet for the sales of any Group Companies, in jeopardy or likely to be in jeopardy.

70.      GUARANTEES AND INDEMNITIES

         1.1.78. There is not now outstanding in respect of any Group Companies any guarantee, or agreement for indemnity or for suretyship, given by it or for its accommodation.

71.      INSIDER CONTRACTS

         1.1.79. There is not now outstanding and there has not at any time during the three years prior to the date of this Agreement been outstanding any contract or arrangement to which any Group Companies is a party and which the Company or any director of any Group Companies is or has been interested, whether directly or indirectly.

         1.1.80. No Group Companies is a party to, nor have its profits or financial position during the three years prior to the date of this Agreement been affected by, any contract or arrangement which is not of an entirely arm's length nature.

72.      MANAGEMENT REPORTS

         1.1.81. There have been no reports, concerning any Group Companies, by financial or management consultants within the period of three years prior to the date of this Agreement.

                                   EMPLOYMENT

73.      EMPLOYEES AND TERMS OF EMPLOYMENT

         1.1.82. Full particulars of the identities, dates of commencement of employment, or appointment to office, and terms and conditions of employment of all the employees and officers of each Group Company whose salary exceeds HK$45,000.00, including without limitation profit sharing, commission or discretionary bonus arrangements, have been fully and accurately disclosed to the Purchaser in writing prior to the signing of this Agreement.

         1.1.83. No contract of service exists between any Group Companies and a director or employee in relation to which any relevant requirements have not been fulfilled.

74.      BONUS SCHEMES

         1.1.84. There are no schemes in operation by, or in relation to, any Group Companies whereunder any employee of any Group Companies is entitled to a commission or remuneration of any other sort, calculated by reference to the whole or part of the turnover, profits or sales of any Group Companies.

75.      CHANGES IN REMUNERATION

         1.1.85. During the period to which the Principal Accounts relate and since the Last Accounts Date or (where employment, or holding of office commenced after the beginning of such period) since the commencing date of the employment or holding of office :-

                           (a) no change has been made in the rate of remuneration, or the emoluments or pension benefits, of any officer, ex-officer or senior executive of any Group Companies (a senior executive being a person in receipt of remuneration in excess of HK$30,000.00 per month);

                           (b)     no change has been made in any other terms of
                                   employment   of   any   officer   or   senior
                                   executive.

         1.1.86. No Group Companies is bound or accustomed to pay any moneys other than in respect of remuneration or emoluments of employment or pension benefits to or for the benefit of any officer or employee of any Group Companies.

         1.1.87. No negotiations for any increase in the remuneration or benefits of any officer or employee of any Group Companies are current or likely to take place within six months after the date of Completion.

76.      TERMINATION OF CONTRACTS OF EMPLOYMENT

         1.1.88. All subsisting contracts of service to which any Group Companies is a party are determinable at any time on three months' notice or less without compensation (other than compensation in accordance with the Employment Ordinance).

         1.1.89. No executive of any Group Companies, who is in receipt of remuneration in excess of HK$20,000.00 per month, and no officer of any Group Companies has given or received notice terminating his employment, except as expressly contemplated in this Agreement, and no such executive or officer will be entitled to give such notice as a result of the provisions of this Agreement.

77.      INDUSTRIAL DISPUTES AND NEGOTIATIONS

         1.1.90. None of the Group Companies or their respective employees is involved in any industrial dispute, and there are no facts known or which would on reasonable enquiry be known to any Group Companies or its directors or to the Company which might suggest that there may be any industrial dispute involving the Group Companies or that any of the provisions of this Agreement may lead to any such industrial dispute.

78.      REDUNDANCIES

         1.1.91. No employee will become redundant and be entitled to a redundancy payment as a result of any provision of this Agreement.

79.      PENSIONS

         1.1.92. Save as disclosed no Group Companies is under any legal or moral liability or obligation or a party to any ex-gratia arrangement or promise to pay pensions, gratuities, retirement fees, super-annuation allowances or the like, or there are no retirement benefit, or pension or death benefit, or similar schemes or arrangements in relation to or binding on any Group Companies or to which any Group Companies contributes.

                                     ASSETS

80.      OWNERSHIP OF ASSETS

         1.1.93. The Group Companies owned at the Last Accounts Date and had good and marketable title to and (except for current assets subsequently sold or realised in the ordinary course of business) still own and have good and marketable title to all assets included in the Principal Accounts (excluding the Properties) and to all assets acquired since the Last Accounts Date and not subsequently sold or realised as aforesaid.

         1.1.94. No Group Companies has created or granted or agreed to create or grant any security interest or other encumbrance in respect of any of the fixed assets included in the Principal Accounts (excluding the Properties) or acquired or agreed to be acquired since the Last Accounts Date, otherwise than in the ordinary course of its business.

         1.1.95. Save as disclosed in the Principal Accounts, none of the property, assets, undertaking, goodwill or uncalled capital of any Group Companies (excluding the Properties) is subject to and no Group Companies has agreed to grant in respect of such property any option, charge, lien or encumbrance, or right of pre-emption.

81.      STOCKS AND WORK IN PROGRESS

         1.1.96. The stock of raw materials, packaging materials and finished goods now held are not excessive and are adequate in relation to the current trading requirements of the businesses of the Group Companies; and none of the stock is obsolete, slow moving, unusable, unmarketable or inappropriate or of limited value in relation to the current business of any Group Companies; and no contracts are outstanding which are likely to change this.

         1.1.97. The stock-in-trade of each Group Company is in good condition and is capable of being sold by such Group Companies in the ordinary course of its business in accordance with its current price list without rebate or allowance to a purchaser.

82.      RETENTION OF TITLE

         1.1.98. No Group Companies has purchased any stock, goods or materials from any of its suppliers on terms that property in it does not pass until full payment is made or all indebtedness discharged.

83.      INSURANCE

         1.1.99. All the stock-in-trade and the assets and undertakings of each Group Company of an insurable nature (excluding the Properties) are and have at all material times been, insured in amounts representing their full replacement or reinstatement value against fire and other risks normally insured against by persons carrying on the same business as that carried on by such Group Companies.

         1.1.100. Each Group Company is now and has at all material times been adequately covered against accident, damage, injury, third party loss, loss of profits and other risks normally insured against by persons carrying on the same business.

         1.1.101. All insurance is currently in full force and effect, and nothing has been done or omitted to be done which could make any policy of insurance void or voidable or which is likely to result in an increase in premium.

         1.1.102. None of the policies is subject to any special or unusual terms or restrictions or to the payment of any premium in excess of the normal rate.

         1.1.103. No claim is outstanding or may be made under any of the said policies and no circumstances exist which are likely to give rise to such a claim.

84.      PLANT IN WORKING ORDER

         1.1.104. The plant, machinery, vehicles and other equipment used in connection with the business of each Group Company:

                           (a) are in a good and safe state of repair and condition and satisfactory working order and have been regularly and properly maintained;

                           (b)     are   not   to   any   extent    surplus   to
                                   requirements;

                           (c) are not expected to require replacements or additions at a cost in excess of HK$ 5,000,000 within six months from the date of this Agreement;

                           (d) are all capable and (subject to normal wear and tear) will remain capable throughout the respective periods of time during which they are each written down to a nil value in the accounts of the Group Companies (in accordance with the normal recognised accountancy principles consistently applied prior to the date hereof) of doing the work for which they were designed or purchased.

         1.1.105. Maintenance contracts are in full force and effect in respect of all assets of the Group Companies which it is normal or prudent to have maintained by independent or specialist contractors and in respect of all assets which any Group Companies is obliged to maintain or repair under any leasing or similar agreement; and all those assets have been regularly maintained to a good technical standard and in accordance with safety regulations usually observed in relation to assets of that description and in accordance with the terms and conditions of any applicable leasing or similar agreement.

85.      INDUSTRIAL PROPERTY RIGHTS AND TRADE SECRETS

         1.1.106. All industrial property rights used or required by any Group Companies in connection with its business are in full force and effect and are vested in and beneficially owned by it.

         1.1.107. No right or licence has been granted to any person by any Group Companies to use in any manner or to do anything which would or might otherwise infringe any of the industrial property rights referred to above; and no act has been done or omission permitted by any Group Companies whereby they or any of them have ceased or might cease to be valid and enforceable.

         1.1.108. The business of each Group Company (and of any licensee under a licence granted by any Group Companies) as now carried on does not and is not likely to infringe any industrial property right, of any other person (or would not do so if the same were valid) or give rise to a liability to pay compensation and all licences to any Group Companies in respect of any such protection are in full force and effect.

         1.1.109. No Group Companies has (otherwise than in the ordinary and normal course of business) disclosed or permitted to be disclosed or undertaken or arranged to disclose to any person other than the Purchaser any of its know-how, trade secrets, confidential information, price lists or lists of customers or suppliers.

         1.1.110. No Group  Companies  is a party to any  secrecy  agreement  or
                  agreement   which  may  restrict  the  use  of  disclosure  of
                  information.

         1.1.111. Nothing has been done or omitted by any Group Companies which would enable any licensee under a licence granted by the Group Companies to be terminated or which in any way constitutes a breach of terms of any licence.

                                   PROPERTIES

86.      TITLE

         1.1.112. The  properties of the Group  Companies  shortly  described in
                  Schedule 5 ("Properties") comprise all the properties owned, occupied or otherwise used in connection with their businesses by the Group Companies.

         1.1.113. Those of the Properties which are occupied or otherwise used by the Group Companies in connection with their businesses are so occupied or used by right of ownership or under lease or licence, and the terms of any such lease or licence permit such occupation or use.

         1.1.114. The Group Companies are the legal and beneficial owners of the Properties.

         1.1.115. The information contained in Schedule 5, Part II as to the tenure of each of the Properties, the principal terms of the leases or licences held by the Group Companies, and the principal terms of the tenancies and licences subject to and with the benefit of which the Properties are held is true and accurate in all respects.

         1.1.116. The Group Companies have a good and marketable title to each of the Properties.

         1.1.117. The Group Companies are the registered owner of the Properties registered at the Land Registry with good title.







87.      ENCUMBRANCES

1.1.118. Save for those already charged to banks and financial institutions and are recorded in the books and accounts of the relevant Group Company, the Properties are free from any mortgage, debenture, charge, lien or other encumbrance securing the repayment of monies or other obligation or liability of any of the Group Companies or any other party.

         1.1.119. The Properties are not subject to any outgoings other than rates and government rent.

         1.1.120. The Properties are not subject to any option, right of pre-emption or right of first refusal.

88.      PLANNING MATTERS

         1.1.121. The use of each of the Properties is the permitted use for the purposes of the Government Lease and Occupation Permit.

         1.1.122. Building regulation consents have been obtained with respect to all development, alterations and improvements to the Properties.

89.      STATUTORY OBLIGATIONS

         1.1.123. Compliance has been made with all applicable statutory and Deed of Mutual Covenant requirements with respect to the Properties, and in particular (but without limitation) with the requirements as to fire precautions.

         1.1.124. There is no outstanding and unobserved or unperformed obligation with respect to the Properties necessary to comply with the requirements (whether formal or informal) of any competent authority exercising statutory or delegated powers.

90.      ADVERSE ORDERS

         1.1.125. There  are  no   compulsory   purchase   notices,   orders  or
                  resolutions affecting any of the Properties nor are there any circumstances likely to lead to any being made.

         1.1.126. There are no  changing  orders,  enforcement  notices  or stop
                  notices   affecting   the   Properties   nor  are   there  any
                  circumstances likely to lead to any being made.

91.      CONDITION OF THE PROPERTIES

         1.1.127. The Properties are in good and substantial repair and fit for the purposes for which they are presently used.

         1.1.128. There are no disputes with any adjoining or neighbouring owner with respect to boundary walls and fences or with respect to any easement, right or means of access to the Properties.

92.      INSURANCE

         1.1.129. The   Properties   are  insured  in  their   respective   full
                  reinstatement   values   against   third   party  and   public
                  liabilities to an adequate extent.

         1.1.130. All premiums payable in respect of insurance policies with respect to the Properties which have become due have been duly paid and no circumstances have arisen which would vitiate or permit the insurers to avoid such policies.

93.      LEASEHOLD PROPERTIES

         1.1.131. The relevant Group Companies have paid the rent and observed and performed the covenants on the part of the tenant and the conditions contained in any leases (which expressions includes underleases) under which the Properties are held, and the last demand (or receipts for rent if issued) were unqualified, and all such leases are valid and in full force.

         1.1.132. All licences, consents and approvals required from the landlords and any superior landlords under any leases of the Properties have been obtained and the covenants on the part of the tenant contained in such licences, consents and approvals have been duly performed and observed.

         1.1.133. There are no rent reviews under the leases of the Properties held by the Group Companies currently in progress.

         1.1.134. There is not outstanding and unobserved or unperformed any obligation necessary to comply with any notice or other requirement given by the landlord under any leases of the Properties.

         1.1.135. There is no obligation to reinstate any of the Properties by removing or dismantling any alteration made to it by Group Companies or any predecessor in title to the Group Companies or any predecessor in title to the Group Companies.

                           9.9.1 THE VENDOR IS NOT AWARE OF ANY MATERIAL OR PERSISTENT BREACHES OF COVENANT BY A TENANT OF ANY OF THE PROPERTIES INCLUDING THE COVENANTS TO PAY RENT.

                           9.9.2 THE CERTIFIED TRUE COPIES OF THE TENANCY AGREEMENTS RELATING TO THE PROPERTIES PROVIDED TO THE PURCHASER PRIOR TO THE
                                   SIGNING OF THIS AGREEMENT ARE TRUE AND CORRECT AND ARE THE LATEST AGREEMENTS RELATING TO THE PROPERTIES AND HAVE NOT BEEN AMENDED BY THE PARTIES THERETO SUBSEQUENTLY.


                                   SCHEDULE 4

                        PROPERTIES OF THE GROUP COMPANIES

                                     PART I

                   Properties Occupied by the Group Companies
                   ------------------------------------------

----- ------------------------------------------------------------- ---------------------------------- -----------------------------
                                   Particulars                              Registered Owner                         Occupied By
----- ------------------------------------------------------------- ---------------------------------- -----------------------------
----- ------------------------------------------------------------- ---------------------------------- -----------------------------
1.    Lorry Car Park No.26, Success Industrial Building,            Tap Investment Limited             Harmonic Hall Optical Disc
      7 Kin Fat Street, Tuen Mun, New Territories, Hong Kong.                                          Ltd.

----- ------------------------------------------------------------- ---------------------------------- -----------------------------
----- ------------------------------------------------------------- ---------------------------------- -----------------------------
2.    Lorry Car Park No.L17, 3/F and 18/F,                          Tap Investment Limited             Harmonic Hall Optical Disc
      Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan,                                                     Ltd.
      New Territories, Hong Kong
----- ------------------------------------------------------------- ---------------------------------- -----------------------------
----- ------------------------------------------------------------- ---------------------------------- -----------------------------
3.    Private Car Park No.P24 & P25, 3/F and 19/F,                  Tap Investment Limited             Harmonic Hall Optical Disc
      Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan,                                                     Ltd.
      New Territories, Hong Kong
----- ------------------------------------------------------------- ---------------------------------- -----------------------------
----- ------------------------------------------------------------- ---------------------------------- -----------------------------
4.    North Bridge Road, Shiqiao, Panyu, PRC                        GZ  Anwell   Moulding   Injection  GZ Anwell Moulding Injection
      [Except for the fourth floor thereof, which has been let to   Industrial Limited                 Industrial Ltd.
       a jewellery factory prior to the signing of this
       Agreement to which this Schedule is attached.
       This fourth floor has a size of approximately 20% of the
       property in terms of floor area.]
----- ------------------------------------------------------------- ---------------------------------- -----------------------------
----- ------------------------------------------------------------- ---------------------------------- -----------------------------
5.    Lorry Car Park No.17, Success Industrial Building,            Tap Investment Limited             Vacant
      7 Kin Fat Street, Tuen Mun, New Territories, Hong Kong.
      (Vacant)
----- ------------------------------------------------------------- ---------------------------------- -----------------------------





                                     PART II

                       Properties Rented to Third Parties
                       ----------------------------------

---- ----------------------------------- -------------------------------- ------------------------------- --------------------------
                     Particulars                Registered Owner                  Name of Tenant                Term of tenancy
---- ----------------------------------- -------------------------------- ------------------------------- --------------------------
---- ----------------------------------- -------------------------------- ------------------------------- --------------------------
1.   3/F., Success Industrial Building,  Anwell Industrial Limited        Ng Vai Lon                      1/11/99 - 31/10/2002
     7 Kin Fat Street, Tuen Mun,
     New Territories, Hong Kong

---- ----------------------------------- -------------------------------- ------------------------------- --------------------------
---- ----------------------------------- -------------------------------- ------------------------------- --------------------------
2.   Lorry Car Park No.6,                Anwell Industrial Limited        Ng Vai Lon                      1/11/99 - 31/10/2002
     Success Industrial Building,
     7 Kin Fat Street, Tuen Mun,
     New Territories, Hong Kong

---- ----------------------------------- -------------------------------- ------------------------------- --------------------------
---- ----------------------------------- -------------------------------- ------------------------------- --------------------------
3.   Private Car Park No.7,              Anwell Industrial Limited                                        1/1/2000 - 31/12/2001
     Success Industrial Building,
     7 Kin Fat Street, Tuen Mun,
     New Territories, Hong Kong

---- ----------------------------------- -------------------------------- ------------------------------- --------------------------
---- ----------------------------------- -------------------------------- ------------------------------- --------------------------
4.   4th Floor, North Bridge Road,       GZ  Anwell  Moulding  Injection  (jewellery factory)             1/2/2000 - 31/1/2002
     Shiqiao, Panyu, PRC (*)             Industrial Limited

---- ----------------------------------- -------------------------------- ------------------------------- --------------------------




(*) Reference shall be made to the representative about this property as contained in Part I of this Schedule.


                                   SCHEDULE 5

                            FORM OF DEED OF INDEMNITY

THIS    DEED               made on                                         ,2000
BETWEEN

(A)      YIU SIU HUNG (                                  )    (holder    of
         Hong Kong Identity Card No. ) of House No.D1, Fortune Garden, No.72 Ting Kok Road, Tai Po, New Territories, Hong Kong (hereinafter called "the Vendor");

(B) ASIAN STAR DEVELOPMENT, INC., a company incorporated under the laws of the State of Nevada in the United States of America c/o Suite 930, East Wing, Block B, New World Office Building, Tsimshatsui, Kowloon, Hong Kong (hereinafter called "the Purchaser")

(C) HARMONIC HALL INVESTMENT HOLDINGS LIMITED, a company incorporated under the laws of the British Virgin Islands whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (hereinafter called "the Company").

PRELIMINARY

(A) Pursuant to an Agreement (hereinafter referred to as "the Agreement") dated [ ] and made between the Vendor and the Purchaser the Purchaser has today completed the purchase of the Sale Shares from the Vendor in reliance inter alia upon the covenants herein contained.

(B)      This Deed is entered into pursuant to the provisions of the Agreement.

OPERATIVE  PROVISIONS
---------------------

                 2. IN THIS DEED AND IN THE RECITALS HERETO :-

94. WORDS AND EXPRESSIONS DEFINED IN THE AGREEMENT SHALL (SAVE WHERE THE CONTEXT OTHERWISE REQUIRES) BEAR THE SAME MEANING WHEREVER USED HEREIN AND THOSE PROVISIONS OF THE AGREEMENT DEALING WITH CONSTRUCTION OR INTERPRETATION AND THE GIVING OF NOTICES AND THE GOVERNING LAW SHALL (EXCEPT WHERE OTHERWISE PROVIDED) APPLY EQUALLY HEREIN.

95. REFERENCES TO PROVISIONS OF THE ESTATE DUTY ORDINANCE ARE REFERENCES TO THE ESTATE DUTY ORDINANCE OF HONG KONG AS IN FORCE AT THE DATE OF THIS DEED BUT IN THE EVENT OF ANY REPEAL OR AMENDMENT OF SUCH PROVISIONS SUCH REFERENCES SHALL BE READ AS INCLUDING ANY PROVISIONS TO THE LIKE EFFECT RESPECTIVELY REPLACING OR AMENDING THE SAME, AND "ESTATE DUTY" MEANS HONG KONG ESTATE DUTY.

96. A "RELEVANT TRANSFER" IN RELATION TO ANY PERSON MEANS A TRANSFER MADE BY THAT PERSON OF ANY PROPERTY OTHER THAN AN INTEREST LIMITED TO CEASE ON HIS OR HER DEATH OR PROPERTY WHICH HE OR SHE TRANSFERRED IN A FIDUCIARY CAPACITY BEING A TRANSFER OCCURRING ON OR SUBSISTING AT OR BEFORE COMPLETION. A TRANSFER MADE BY A PERSON OF ANY PROPERTY OTHER THAN AN INTEREST LIMITED TO CEASE ON HIS OR HER DEATH OR PROPERTY WHICH HE OR SHE TRANSFERRED IN A FIDUCIARY CAPACITY MEANS A TRANSACTION OF THE KIND DESCRIBED BY THE WORDS "A TRANSFER OF ANY PROPERTY OTHER THAN AN INTEREST LIMITED TO

     CEASE ON HIS DEATH OR PROPERTY WHICH HE TRANSFERRED IN A FIDUCIARY CAPACITY" IN S.35 OF THE ESTATE DUTY ORDINANCE INTERPRETED IN ACCORDANCE WITH THE PROVISIONS CONTAINED IN S.3 OF THE ESTATE DUTY ORDINANCE.

97. THE WORD "TAXATION" SHALL MEAN ANY LIABILITY TO ANY FORM OF TAXATION, DUTIES, RATES AND LEVIES WHENEVER CREATED OR IMPOSED AND WHETHER OF HONG KONG SAR OR OF ANY OTHER PART OF THE WORLD INCLUDING BUT NOT LIMITED TO :-

     2.1.1. profits tax, provisional profits tax, interest tax, property tax, salaries tax, capital gains tax, or any other taxation measured by reference to actual or deemed income, profits, receipts, distributions, shortfalls, chargeable gains, sales, turnover, assets or interest;

     2.1.2.   estate duty, death duty or capital transfer tax;

     2.1.3. payroll tax, social security or other contributions of a like nature;

     2.1.4. withholding tax, value added tax, purchase tax, customs and excise and any other import duties, stamp duties, capital duties, rates, or filing or registration fees;

     2.1.5. generally any tax, duty, impost, levy or rate or any amount payable to the revenue, customs or fiscal authorities whether of Hong Kong or of any other part of the world;

     2.1.6. such an amount or amounts as is referred to in sub-clause (7) of this Clause;

     2.1.7. all costs, interest, penalties, charges, fines and expenses inci-dental or relating to the liability to taxation or the deprivation of Relief or of a right to repayment of taxation which is the subject of the indemnities given by Clauses 2 and 3 hereof; or

     2.1.8. any reasonable settlement of any threatened claim in respect of any of the above matters.

98. THE WORD "CLAIM" SHALL INCLUDE ANY NOTICE, DEMAND, ASSESSMENT, LETTER OR OTHER DOCUMENT ISSUED OR ACTION TAKEN BY OR ON BEHALF OF ANY FISCAL OR CUSTOMS AND EXCISE AUTHORITY, OR ANY OTHER STATUTORY OR GOVERNMENTAL AUTHORITY OR BODY WHATSOEVER, WHETHER LOCAL, STATE, MUNICIPAL, FEDERAL OR NATIONAL, WHETHER IN HONG KONG OR ELSEWHERE FROM WHICH IT APPEARS THAT ANY PERSON IS OR IS SOUGHT TO BE PLACED UNDER A LIABILITY TO MAKE ANY PAYMENT OF ANY FORM OF TAXATION AS AFORESAID, WHETHER OR NOT SUCH PAYMENT IS PRIMARILY PAYABLE BY SUCH PERSON AND WHETHER OR NOT SUCH PERSON HAS OR MAY HAVE ANY RIGHT OR REIMBURSEMENT OR CONTRIBUTION FROM ANY OTHER PERSON OR PERSONS, OR TO BE DEPRIVED OF ANY RELIEF OR RIGHT TO REPAYMENT OF ANY FORM OF TAXATION AS AFORESAID WHICH RELIEF OR RIGHT TO REPAYMENT WOULD OTHERWISE HAVE BEEN AVAILABLE TO SUCH PERSON.

99. "RELIEF" INCLUDES ANY RELIEF, ALLOWANCE, SET OFF OR DEDUCTION IN COMPUTING PROFITS OR CREDIT GRANTED BY OR PURSUANT TO ANY LEGISLATION OR OTHERWISE RELATING TO ALL FORMS OF TAXATION AS AFORESAID.

100. IN THE EVENT OF ANY DEPRIVATION OF RELIEF OR OF A RIGHT TO REPAYMENT OF ANY FORM OF TAXATION AS AFORESAID THERE SHALL BE TREATED AS AN AMOUNT OF
     TAXATION FOR WHICH A LIABILITY HAS ARISEN THE AMOUNT OF SUCH RELIEF OR REPAYMENT OR (IF SMALLER) THE AMOUNT BY WHICH THE LIABILITY TO ANY SUCH TAXATION OF THE COMPANY WOULD HAVE BEEN REDUCED BY RELIEF IF THERE HAD BEEN NO SUCH DEPRIVATION AS AFORESAID, APPLYING THE RELEVANT RATES OF TAXATION IN FORCE IN THE PERIOD OR PERIODS IN RESPECT OF WHICH RELIEF WOULD HAVE APPLIED OR (WHERE THE RATE HAS AT THE RELEVANT TIME NOT BEEN FIXED) THE LAST KNOWN RATE AND ASSUMING THAT THE COMPANY HAD SUFFICIENT PROFITS AGAINST WHICH RELIEF MIGHT BE SET OR GIVEN.

101. THE EXPRESSION "CLAIM FOR TAXATION" SHALL BE LIMITED TO ANY CLAIM FOR ANY TAXATION WHICH HAS BEEN MADE OR MAY HEREAFTER BE MADE WHOLLY OR PARTLY IN RESPECT OF OR IN CONSEQUENCE OF ANY ACTS OMISSIONS TRANSACTIONS ARRANGEMENTS OR OTHER EVENTS WHATSOEVER OF THE COMPANY OR OF THE VENDOR
     OCCURRING OR ENTERED INTO AT OR BEFORE COMPLETION AND SHALL INCLUDE INSTANCES WHERE SUCH CLAIM ARISES FROM THE COMBINED EFFECTS OF TWO OR MORE SUCH ACTS OMISSIONS TRANSACTIONS OR ARRANGEMENTS OR OTHER EVENTS THE FIRST OR SOME OF WHICH SHALL HAVE TAKEN PLACE AT OR BEFORE COMPLETION AND THE REMAINDER OF WHICH TAKE PLACE AFTER COMPLETION.

102. REFERENCES TO THE COMPANY INCLUDE EVERY SUCCESSOR IN TITLE TO A PART OR ALL OF THE BUSINESS OF THE COMPANY TO THE INTENT AND EFFECT THAT THIS DEED SHALL APPLY TO EACH SUCCESSOR AS IF IT WERE THE COMPANY.

103. REFERENCES TO THE PURCHASER SHALL ALSO BE DEEMED TO INCLUDE REFERENCES TO ITS SUCCESSORS IN TITLE BEING THE OWNERS FOR THE TIME BEING OF ALL OR ANY OF THE SALE SHARES.


     The Vendor HEREBY COVENANTS with the Company and (as a separate covenant) the Purchaser (both for its own benefit and as trustee for its successors in title, being the owners for the time being of all or any of the Sale Shares) that he will indemnify and at all times keep them and each of them indemnified against any Claim for Taxation and any reasonable costs and expenses incurred or payable by the Company or the Purchaser in connection with or in consequence of any Claim for Taxation.

Within fourteen (14) days of the receipt by the Vendor of a written notice from the Purchaser or the Company of a claim under this Deed, the Vendor shall pay to the Purchaser or the Company the amount of such claim.

No waiver by the Purchaser or the Company either of any right to be indemnified hereunder in respect of any matter, or of any breach by the Vendor of any provision hereof shall be deemed to be a waiver of any right to be indemnified in respect of any other matter nor, as the case may be, shall it be deemed to be a waiver of any subsequent breach of that or any other provision hereof, and any forbearance or delay by the Purchaser or the Company in exercising any of its rights hereunder shall not be construed as a waiver thereof.

          IN WITNESS whereof the parties hereto have executed this Deed the day and year first above written.

SIGNED SEALED AND DELIVERED                        )

                                                   )

by  YIU SIU HUNG                                   )

                                                   )

in the presence of :-                              )













SIGNED by                                          )

                                                   )

for and on behalf of ASIAN STAR                    )

                                                   )

DEVELOPMENT, INC in the presence of :-             )













SIGNED by                                          )

                                                   )

for and on behalf of HARMONIC HALL                 )

                                                   )

INVESTMENT HOLDINGS LIMITED                        )

                                                   )

in the presence of :-                              )

         IN WITNESS whereof the parties hereto have executed this Agreement the day and year first above written.

SIGNED  by  YIU SIU HUNG                           )

                                                   )

in the presence of :-                              )

























SIGNED  by                                         )

                                                   )

for and on behalf of  ASIAN STAR   )

                                                   )

DEVELOPMENT, INC.  in the presence of :-           )


EXHIBIT  2(b)

THIS AGREEMENT is made the 28th day of March 2000 BETWEEN

(1) ASIAN STAR (HONG KONG) LIMITED, a company incorporated under the laws of Hong Kong whose registered office is at Suite 930, East Wing, Block B, New World Office Building, Tsimshatsui, Kowloon, Hong Kong ("the Subscriber");

(2) HARMONIC HALL INVESTMENT HOLDINGS LIMITED, a company incorporated under the laws of the British Virgin Islands whose registered office is at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands ("the Company");

(3)      The persons named in Part I of Schedule 1 ("the Directors");

(4)      The persons named in Part II of Schedule 1 ("the Shareholders");

(5)      YIU SIU HUNG  (                       ) of House NO.D1, Fortune Garden,
         No.72 Ting Kok Road, Tai Po, New Territories, Hong Kong ("the Warran-tor"); and

(6) ASIAN STAR DEVELOPMENT, INC., a company incorporated under the laws of the State of Nevada in the United States of America whose shares are listed on Nasdaq and whose registered office is at 1495 Ridgeview Drive, Suite 220, Reno, Nevada 89509, U.S.A., with a correspondence address in Hong Kong, with a correspondence address in Hong Kong c/o Suite 930, East Wing, Block B, New World Office Building, Tsimshatsui, Kowloon, Hong Kong ("the Guarantor").

WHEREAS :-

(A) The Company was incorporated on 30th December 1996 with company number 210816 and having an authorised share capital of US$50,000.00 divided into 50,000 Shares of US$1.00 each. As at the date hereof, the Company is the holding company of a group of companies, the names, shareholding structure and respective principal activities of which are set out in
         Schedule 2.

(B) The Company wishes to raise additional capital by the issue at a premium of the Subscription Shares (as defined below) on the terms of this Agreement.

(C)      The  Subscriber  has agreed to subscribe  in cash for the  Subscription
         Shares and the Company has agreed to issue and allot these to the Subscriber on the terms of this Agreement.

(D) The Shareholders are the existing registered and beneficial share-holders of the Company.

(E)      The Warrantor is major shareholder of the Company.

(F)      The Guarantor is the holding company of the Subscriber.


NOW IT IS HEREBY AGREED  as follows :-

                                   DEFINITIONS

104. IN THIS AGREEMENT AND THE SCHEDULES HERETO THE FOLLOWING WORDS AND EXPRES-SIONS SHALL HAVE THE FOLLOWING MEANINGS :-


         "the Articles"                     the  articles  of  association  (in
                                            force  as of the  date of this
                                            Agreement) of the Company

         "Associate"                        (in relation to any company) another
                                            company  which is a subsidiary of or
                                            a  holding  company  of  or  another
                                            subsidiary  of a holding  company of
                                            that company

         "Business Day"                     means a day other than a Saturday on
                                            which  banks in Hong Kong are open
                                            for business


         "Company's Solicitors"             means  Messrs. Jones,  Day,   Reavis
                                            &  Pogue  of  29th  Floor, Enter-
                                            tainment Building, 30 Queen's Road
                                            Central, Hong Kong


         "Completion"                       completion of the share subscription
                                            in  accordance  with Clauses 2, 3
                                            and 4


         "Disclosure Letter"                the letter of even date from the
                                            Company and the  Warrantor  to the
                                            Subscriber

         "Group Companies"                  the Company and its  Associates  and
                                            "Group  Company" means any one of
                                            such companies


         "in writing"                       includes any  communication  made by
                                            letter facsimile  transmission or
                                            electronic mail

         "Last Accounts Date"               31st  December  1999,  being  the
                                            date  to  which  the  Management
                                            Accounts have been prepared


         "Management Accounts"              unaudited  balance  sheets  and
                                            profit  and loss  accounts  of the
                                            Group Companies as at the Last
                                            Accounts Date


         "Properties"                       the  properties  of  the  Group
                                            Companies   shortly  described  in
                                            Schedule 3

         "Share Purchase Agreement"         an  agreement  of the even date made
                                            between Yiu Siu Hung and Asian Star
                                            Development,  Inc. in  relation  to
                                            the sale and  purchase of 500 shares
                                            in the Company


         "Shareholders"                     the Subscriber and the Warrantor

         "Subscription Date"                the date of this  Agreement or
                                            such later date on which  completion
                                            of   the    subscription    of   the
                                            Subscription Shares will take place

         "Subscriber's Solicitors"          Messrs.  Lo  and  Lo  of  3501,
                                            Gloucester  Tower,  The  Landmark,
                                            Central, Hong Kong

         "Subscription Shares"              35 shares of  US$1.00  each in the
                                            capital  of the  Company  to be
                                            issued to the  Subscriber  or as it
                                            may direct as set out in Clause 2.01


         "Taxation"                         any liability to any form of taxa-
                                            tion  whenever  created or imposed
                                            and  whether of Hong  Kong or of any
                                            other  part of the world and without
                                            prejudice  to the  generality of
                                            theforegoing  includes property tax,
                                            salaries tax, profits tax,  interest
                                            tax, estate duty, stamp duty, and
                                            other similar liabilities or contri-
                                            butions, and generally  any tax,
                                            duty,  impost,  levy or rate or any
                                            amount payable to the revenue,
                                            customs or fiscal  authorities
                                            whether of Hong Kong or any other
                                            part of the world


         "Warranties"                       the warranties  representations  and
                                            undertakings  contained in the
                                            Schedule 4

105. WORDS AND PHRASES DEFINED IN THE COMPANIES ORDINANCE (CHAPTER 32 OF THE LAWS OF HONG KONG) SHALL HAVE THE SAME MEANINGS IN THIS AGREEMENT UNLESS THEY ARE OTHERWISE DEFINED IN THIS AGREEMENT.

106. REFERENCES TO CLAUSES SUB-CLAUSES AND SCHEDULES ARE TO CLAUSES AND SUB-CLAUSES OF AND SCHEDULES TO THIS AGREEMENT. THE SINGULAR

     INCLUDES THE PLURAL AND EACH OF THE MASCULINE, THE FEMININE AND THE NEUTER INCLUDES THE OTHERS OF THEM.

107. REFERENCES IN THIS AGREEMENT TO STATUTORY PROVISIONS SHALL BE CONSTRUED AS REFERENCES TO THOSE PROVISIONS AS RESPECTIVELY AMENDED OR RE-ENACTED (WHETHER BEFORE OR AFTER THE DATE HEREOF) FROM TIME TO TIME AND SHALL INCLUDE ANY PROVISIONS OF WHICH THERE ARE RE-ENACTMENTS (WHETHER WITH OR WITHOUT MODIFICATION) AND ANY SUBORDINATE LEGISLATION MADE UNDER SUCH PROVISIONS.


                                  SUBSCRIPTION

108. THE SUBSCRIBER IN RELIANCE UPON THE WARRANTIES, THE REPRESENTATIONS UNDERTAKINGS AGREEMENTS AND COVENANTS REFERRED TO IN THIS AGREEMENT HEREBY SUBSCRIBES FOR THE SUBSCRIPTION SHARES.

109. THE COMPANY AGREES TO ISSUE THE SUBSCRIPTION SHARES AND THE WARRANTOR BEING AN EXISTING SHAREHOLDER OF THE COMPANY CONSENTS TO THE ISSUE OF THE SUBSCRIPTION SHARES AND UNDERTAKES TO PROCURE THE COMPANY TO DO SO.


                              CONDITIONS PRECEDENT

Completion of the subscription of Subscription Shares pursuant to this Agreement is conditional upon :-

     2.1.9. the passing at a shareholders meeting of the Company of a resolution approving the issue of the Subscription Shares to the Subscriber in accordance with the terms of this Agreement;

     2.1.10.  signing of the Share Purchase Agreement.


                            SUBSCRIPTION ARRANGEMENTS

110. COMPLETION OF SUBSCRIPTION SHALL TAKE PLACE SIMULTANEOUSLY WITH THE PRE-COMPLETION (AS DEFINED IN THE SHARE PURCHASE AGREEMENT) OF THE SHARE PURCHASE AGREEMENT AT THE OFFICES OF THE COMPANY'S SOLICITORS OR AT SUCH OTHER TIME AND PLACE AS MAY BE AGREED BETWEEN THE PARTIES TO THIS AGREE-MENT. ON COMPLETION :-

     2.1.11.   The Company and the Directors shall procure that :-

     2.1.11.1. a Directors' and a Shareholders' meeting of the Company are convened and duly held at which valid resolutions are passed to authorise the issue and allotment of the Subscription Shares to the Subscriber and the registration of the Subscription Shares in the name of the Subscriber or its nominees;

     2.1.11.2. a certified copy of the minutes of the board meeting and Shareholders' meeting referred to above shall be delivered to the Subscriber;

     2.1.11.3. the Company shall allot and issue fully paid Subscription Shares to the Subscriber (or, as the case may be, its nominees) and shall enter the name of the Subscriber (or, as the case may be, its nominees) in the register of members of the Company as registered holder(s) and shall issue and deliver to the Subscriber the appropriate share certificates duly executed by the Company; and

     2.1.11.4. the Company shall notify the Registered Agent of the Company in the British Virgin Islands regarding the issue of the Subscription Shares.

     2.1.12. The Subscriber shall pay to the Company the subscription price in the sum of HK$5,040,000.00 in the manner to be agreed between the parties.

111. IF ANY OF THE CONDITIONS SET OUT IN CLAUSE 3 SHALL NOT HAVE BEEN FULFILLED (AND PROVIDED THAT THE SUBSCRIBER WAS READY AND WILLING TO FULFIL ITS OBLIGATIONS UNDER CLAUSE 3(II), THE SUBSCRIBER MAY :-

     2.1.13. defer Completion to a date not more than 60 days after the original scheduled date; or

     2.1.14. proceed to Completion so far as practicable (without prejudice to its rights hereunder); or

     2.1.15.   rescind this Agreement.


                    MATTERS TO BE DEALT WITH AFTER COMPLETION

112. ON COMPLETION, THE PARTIES HERETO SHALL OR SHALL PROCURE THE FOLLOWING MATTERS TO TAKE PLACE :-

     2.1.16. The Subscriber, the Warrantor and each registered shareholder of the Company shall enter into a Shareholders' Agreement in the form to be agreed between the relevant parties;

     2.1.17. The Directors shall procure a board meeting of the Group Compa-nies to be held at which :-

     2.1.17.1. the persons nominated by the Subscriber shall be appointed directors of the Group Companies, and such appointments shall take effect on Completion;

2.1.17.2. all existing bank signatures authorities shall be amended in the manner agreed between the parties hereto.


                                   WARRANTIES

113. SAVE AS DISCLOSED IN THE DISCLOSURE LETTER, THE COMPANY AND THE WARRANTOR HEREBY WARRANT TO THE SUBSCRIBER ON BEHALF OF THEMSELVES AND AS TRUSTEE FOR THE SUBSCRIBER'S SUCCESSORS AND ASSIGNS IN THE TERMS OF THE WARRANTIES AND AGREE TO INDEMNIFY AND HOLD THE SUBSCRIBER HARMLESS AGAINST ALL OR ANY CLAIMS LOSSES LIABILITIES DAMAGES COSTS AND EXPENSES RESULTING FROM A BREACH OF THE WARRANTIES. THE WARRANTOR SHALL HAVE NO RIGHT OF RECOURSE AGAINST NOR RIGHT OF CONTRIBUTION FROM THE COMPANY IN RESPECT OF ANY LIABILITY INCURRED BY THE WARRANTOR IN RESPECT OF THE SAID WARRANTIES.

114. EACH OF THE WARRANTIES SHALL CONSTITUTE A SEPARATE AND INDEPENDENT WARRANTY TO THE INTENT THAT THE SUBSCRIBER SHALL HAVE A SEPARATE CLAIM AND RIGHT OF ACTION IN RESPECT OF EVERY BREACH OF ANY OF THE WARRANTIES AND SAVE AS EXPRESSLY PROVIDED TO THE CONTRARY, NO WARRANTY SHALL LIMIT OR GOVERN THE EXTENT OR APPLICATION OF ANY OTHER WARRANTY.

115. THERE IS NO MATERIAL ADVERSE CHANGE IN THE BUSINESS, ASSETS, PROPERTIES, LIABILITIES, PROFITS, PROSPECTS OR CONDITION OF THE GROUP COMPANIES SINCE THE LAST ACCOUNTS DATE AND THERE ARE NO MATERIAL FACTS RELATING TO THE GROUP COMPANIES KNOWN TO THE COMPANY WHICH COULD AFFECT THE WILLINGNESS OF AN INVESTOR TO ENTER INTO AN AGREEMENT WITH THE COMPANY IN TERMS SIMILAR TO THE TERMS OF THIS AGREEMENT WHICH HAVE NOT BEEN DISCLOSED TO THE SUBSCRIBER.

116. UNLESS OTHERWISE AGREED IN WRITING BY THE SUBSCRIBER THE PROCEEDS OF THE ISSUE OF THE SUBSCRIPTION SHARES SHALL BE APPLIED BY THE COMPANY AS WORKING CAPITAL OF THE GROUP COMPANIES AND/OR FOR PURCHASE OF MACHINERY.

117. REFERENCES TO THE 'KNOWLEDGE AND/OR AWARENESS OF THE COMPANY OR THE WARRANTOR OR ANY SIMILAR PHRASE SHALL BE TAKEN TO MEAN SUCH

     KNOWLEDGE AND AWARENESS HAVING MADE ALL DUE REASONABLE ENQUIRIES ABOUT THE RELEVANT FACTS MATTERS OR CIRCUMSTANCES AND THE EXISTENCE OR OTHERWISE THEREOF.

118. THE COMPANY AGREES WITH THE SUBSCRIBER TO INDEMNIFY THE SUBSCRIBER AGAINST ANY DEPLETION OR DIMINUTION IN VALUE OF THE ASSETS OF THE GROUP COMPANIES RESULTING FROM :-

     2.1.18. any claim made against the Group Companies for payment of any taxes assessed charged or recovered on or from the Group Companies arising out of any disposition made by or to the Group Companies or relating to any period of assessment prior to Completion;

     2.1.19. any settlement of any threatened claim apportionment demand or assessment in relation to any matter referred to in this sub-clause and any penalties;

     2.1.20. any costs incurred by the Group Companies in contesting or settling any such claim apportionment demand or assessment in relation to any matter referred to in this sub-clause whether threatened or made;

     2.1.21. any loss damage resulting from any contingent and/or undisclosed liabilities or any claim made against the Group Companies in respect of transaction carried out prior to Completion;

     2.1.22. any costs incurred by the Subscriber or its successors or assigns in contesting or settling any such claim apportionment demand or assessment as aforesaid whether threatened or made.

119. THE COMPANY AND THE WARRANTOR UNDERTAKE TO INFORM THE SUBSCRIBER (IN WRITING SUPPLYING BRIEF PARTICULARS) AS SOON AS PRACTICABLE UPON BECOMING AWARE OF ANY BREACH OF THE WARRANTIES OR INDEMNITIES.

120. THE WARRANTIES AND INDEMNITIES CONTAINED IN THIS AGREEMENT SHALL NOT BE AFFECTED BY ANY INVESTIGATION BY OR ON BEHALF OF THE SUBSCRIBER INTO THE AFFAIRS OF THE COMPANY.

121. EACH OF THE SHAREHOLDERS HEREBY CONFIRM AND AGREE TO THE ISSUE AND ALLOTMENT OF THE SUBSCRIPTION SHARES TO THE SUBSCRIBER IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. EACH OF THE SHAREHOLDERS HEREBY WAIVE ANY PREFERENCE RIGHTS EACH OF THEM MAY HAVE OVER THE SUBSCRIPTION SHARES.

122. EACH OF THE DIRECTORS HEREBY UNDERTAKES AND AGREES THAT EACH OF THEM WILL TAKE THE NECESSARY ACTION TO PROCURE THE COMPANY TO PERFORM ITS CONTRACTUAL OBLIGATIONS PURSUANT TO THE PROVISIONS OF THIS AGREEMENT.

123. ASIAN STAR DEVELOPMENT, INC. HEREBY :-

     2.1.23. guarantees to the Company the due and punctual performance by the Subscriber of all its obligations contained in this Agreement; and

     2.1.24. undertakes to hold the Company fully and completely indemnified on demand against any loss, damage or liability occasioned by any failure of the Subscriber so to perform its obligations hereunder.


                               FUTURE TRANSACTIONS

124. PRIOR TO THE COMPLETION, THE WARRANTOR (SO FAR AS HE IS ABLE) AND THE COMPANY COVENANTS WITH THE SUBSCRIBER THAT FOR SO LONG AS THE SUBSCRIBER OR ANY OF ITS ASSOCIATES ARE THE HOLDERS OF ANY SHARE IN THE CAPITAL OF THE COMPANY NONE OF THE GROUP COMPANIES SHALL WITHOUT THE PRIOR WRITTEN CONSENT OF THE SUBSCRIBER (WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD) :-

     2.1.25. increase or reduce its authorised or issued share capital or con-solidate sub-divide purchase redeem or cancel any of such share capital or alter any right pertaining to any share or class of shares in such capital;

     2.1.26. issue or allot any share or security or grant or create any option or right to acquire any share or security in such share capital;

     2.1.27. enter into any transaction or series of transactions which if the share capital of the relevant company was then listed on The Stock Exchange of Hong Kong Limited would constitute a 'notifi-able transaction' as defined from time to time in the publica-tion entitled 'Rules Governing The Listing of Securities on The Stock Exchange of Hong Kong Limited';

     2.1.28. take or permit the taking of any step to have the relevant company voluntarily wound up or any petition for winding up to be issued against the company;

     2.1.29.   alter its memorandum of association or the Articles;

     2.1.30.   make any change in the nature of its trade or business;

     2.1.31. change its accounting reference date, auditors or any other of the particulars set out in Schedule 2;

     2.1.32.   register any transfer of share in its capital;

     2.1.33. be a party to any scheme of arrangement pertaining to the winding up or reconstruction;

     2.1.34.   consolidate merge or amalgamate with any other person;

     2.1.35. acquire or dispose of any shares securities or other interest in any company or business or incorporate or promote any company or permit any subsidiary to issue or allot any share or security or grant or create any option or right to acquire any share or security;

     2.1.36.   enter into any joint venture partnership or consortium;

     2.1.37. enter into or renew or continue after expiry any contract which is :-

     2.1.37.1. not on bona fide arm's length terms; or

     2.1.37.2. not within its ordinary and usual course of the business; or

     2.1.37.3. with any director of any Group Company;

     2.1.38. vary or terminate (other than by effluxion of time) any long term contract or contract of material importance to the relevant company;

     2.1.39. alter the terms of employment (including salary and benefits) of any director or higher paid employee;

     2.1.40. establish or vary any retirement death disability redundancy bonus profit sharing incentive or other benefit scheme for any present or former director officer employee agent or consultant of the company within the Group or any dependant of any of the foregoing;

     2.1.41. approve any annual budget or any business plan for the relevant company or implement any material amendment to or material depar-ture from any of the same;

     2.1.42.   factor or assign any debts of the relevant company;

     2.1.43. give any guarantee indemnity or create any mortgage or other security over any of the assets or uncalled share capital of the relevant company;

     2.1.44. institute any litigation arbitration or tribunal proceedings (other than normal debt collection in the ordinary course of business);

     2.1.45.   make any loan or advance other than normal trade credit;

     2.1.46. delegate any powers of the directors to any committee manager agent or other third party;

     2.1.47. surrender or accept any trading losses or other amounts eligible for relief from profits tax; and

     2.1.48. surrender or accept the benefit of the whole or part of any surplus provisional profits tax by the relevant company.


                                     GENERAL

125. THE PARTIES AGREE THAT THE COMPANY SHALL PAY ALL COSTS AND EXPENSES (INCLUDING LEGAL AND REGISTRATION AGENCY FEE) INCURRED BY ALL PARTIES (INCLUDING THE SUBSCRIBER) TO THIS AGREEMENT IN RELATION TO THE

     PREPARATION AND EXECUTION OF THIS AGREEMENT AND ALL DOCUMENTS ANCILLARY HERETO. THE COST OF SUBSCRIBER'S SOLICITORS SHALL BE PAID BY THE SUBSCRIBER AND REIMBURSED BY THE COMPANY TO THE SUBSCRIBER AFTER THE SUCCESSFUL COMPLETION OF THE SHARE SUBSCRIPTION.

126. THE PROVISIONS OF THIS AGREEMENT SHALL BE BINDING UPON AND ENURE TO THE BENEFIT OF THE PERSONAL REPRESENTATIVES OF EACH OF THE PARTIES BEING AN INDIVIDUAL.

127. NOTHING IN THIS AGREEMENT SHALL CONSTITUTE OR BE DEEMED TO CONSTITUTE A PARTNERSHIP AGREEMENT OR ARRANGEMENT BETWEEN THE PARTIES HERETO.

128. IN THE EVENT OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE PROVISIONS OF THE ARTICLES THE PROVISIONS OF THIS AGREEMENT SHALL PREVAIL.

129. ALL OBLIGATIONS OF THE DIRECTORS, THE SHAREHOLDERS OR THE WARRANTOR UNDER THIS AGREEMENT SHALL BE SEVERAL.


                                ENTIRE AGREEMENT

Each party confirms that this Agreement sets out the entire agreement and understanding between the parties in relation to the transactions contemplated and that it supersedes all previous agreements arrangements and understandings between them or any of them with regard to such transactions.

                   WAIVERS REMEDIES CUMULATIVE AMENDMENTS ETC.

130. NO FAILURE OR DELAY BY THE SUBSCRIBER IN EXERCISING ANY RIGHT POWER OR PRIVILEGE UNDER THIS AGREEMENT SHALL OPERATE AS A WAIVER OF IT NOR SHALL ANY SINGLE OR PARTIAL EXERCISE BY THE SUBSCRIBER OF ANY RIGHT POWER OR PRIVILEGE PRECLUDE ANY FURTHER EXERCISE OF IT OR THE EXERCISE OF ANY OTHER RIGHT POWER OR PRIVILEGE.

131. THE RIGHTS AND REMEDIES PROVIDED IN THIS AGREEMENT ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS AND REMEDIES PROVIDED BY LAW.

132. NO PROVISION OF THIS AGREEMENT MAY BE AMENDED MODIFIED WAIVED DISCHARGED OR TERMINATED OTHERWISE THAN BY THE EXPRESS WRITTEN AGREEMENT OF THE PARTIES HERETO NOR MAY ANY BREACH OF ANY PROVISION OF THIS AGREEMENT BE WAIVED OR DISCHARGED EXCEPT WITH THE EXPRESS WRITTEN CONSENT OF THE SUBSCRIBER.


                                     NOTICES

Any notice to be served on any party by another shall be sent by prepaid recorded delivery or registered post or by fax and shall be deemed to be have been received by the addressee within [72] hours of posting or [24] hours if sent by fax to the correct fax number of the addressee.


                                       LAW

133. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAW OF HONG KONG SAR AND THE PARTIES AGREE TO SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE HONG KONG COURTS AS REGARDS ANY CLAIM OR MATTER ARISING IN RELATION TO THIS AGREEMENT.

134. HARMONIC HALL INVESTMENT HOLDINGS LIMITED HEREBY IRREVOCABLY APPOINTS MESSRS. JONES, DAY, REAVIS & POGUE OF 29TH FLOOR, ENTERTAINMENT BUILDING, 30 QUEEN'S ROAD CENTRAL, HONG KONG AS ITS AUTHORISED AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT AND ALL DOCUMENTS ANCILLARY HERETO.

135. ASIAN STAR DEVELOPMENT, INC. HEREBY IRREVOCABLY APPOINTS MESSRS. LO AND LO OF ROOM 3501, 35TH FLOOR, GLOUCESTER TOWER, THE LANDMARK, CENTRAL, HONG KONG AS ITS AUTHORISED AGENT FOR THE PURPOSE OF ACCEPTING SERVICE OF PROCESS FOR ALL PURPOSES IN CONNECTION WITH THIS AGREEMENT AND ALL DOCUMENTS ANCILLARY HERETO.

                  IN WITNESS whereof the parties hereto have executed this Agreement the day and year first above written.

                                   SCHEDULE 1

                                     PART I

                                LIST OF DIRECTORS

1.       Yiu Siu Hung
2.       Ho Kin Man

3.       Chan Sik Hong, David

                                     PART II

                              LIST OF SHAREHOLDERS

1. Yiu Siu Hung of House No.D1, Fortune Garden, No.72 Ting Kok Road, Tai Po, New Territories, Hong Kong.
2. World Media Group Limited whose registered office is situate at Craig-muir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands.
3. Packwood Business Corporation whose registered office is situate at Salduba Buildings, Top Floor, 53rd East Street, Urbanizacion, Obarrio, P.O. Box 7284, Panama 5, Panama.
4. Parama Profits Limited whose registered office is situate at Craigmuir Chambers, P.O. Box 71, Road Town, Tortola, British Virgin Islands.

                                   SCHEDULE 2

                       List of Subsidiaries of the Company
                       -----------------------------------

1.       Harmonic Hall Optical Disc Limited (Company No.:325583)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Yiu Siu Keung
                                    Fan Kai Leung

         Shareholders           :   Harmonic Hall Investment Holdings Limited
                                    Fan Kai Leung
                                    Yiu Siu Hung (held in trust of Harmonic Hall
                                    Investment Holdings Limited

         Place of Incorporation :   Hong Kong SAR
         Principal Activities:

2.       Siam Orchid International Limited (BVI) (Company No.199762)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Yiu Siu Keung

         Shareholder            :   Harmonic Hall Optical Disc Limited
         Place of Incorporation :   British Virgin Islands
         Principal Activities   :

3.       Harmonic Hall Recordable Media Limited (Company No.643725)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Fan Kai Leung

         Shareholders           :   Harmonic Hall Optical Disc Limited

                                    Yiu Siu Hung (held in trust of Harmonic Hall
                                    Optical Disc Limited)
         Place of Incorporation :   Hong Kong SAR
         Principal Activities   :

4.       Anwell Industrial Limited (Company No.183020)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Yiu Siu Keung

         Shareholders           :   Harmonic Hall Optical Disc Limited

                                    Yiu Siu Hung (held in trust of Harmonic Hall
                                    Investment Holdings Limited)
         Place of Incorporation :   Hong Kong SAR
         Principal Activities   :

5.       Kiat Koon Limited (BVI) (Company No.205628)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Yiu Siu Keung

         Shareholders           :   Anwell Industrial Limited
         Place of Incorporation :   British Virgin Islands
         Principal Activities   :

6.       Rich Union International Limited (BVI) (Company No.162892)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man

         Shareholders           :   Harmonic Hall Investment Holdings Limited
         Place of Incorporation :   British Virgin Islands
         Principal Activities   :

7.       Daiichi Records Limited (Company No.145968)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Yiu Siu Keung

         Shareholders           :   Rich Union International Limited

                                    Yiu Siu Hung (held in trust of Rich Union
                                    International Limited)
         Place of Incorporation :   Hong Kong SAR
         Principal Activities   :

8.       City Laser & Video Company Limited (Company No.618714)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Yiu Siu Keung

         Shareholders           :   Rich Union International Limited

                                    Yiu Siu Hung (held in trust of Rich Union
                                    International Limited)
         Place of Incorporation :   Hong Kong SAR
         Principal Activities   :

9.       Tap Investment Limited (Company No.181488)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Yiu Siu Keung

         Shareholders           :   Harmonic Hall Investment Holdings Limited
                                    Yiu Siu Hung (held in trust of Harmonic Hall
                                    Investment Holdings Limited)
         Place of Incorporation :   Hong Kong SAR
         Principal Activities   :

10.      City Entertainment Services Limited (BVI) (Company No.128627)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man

         Shareholders           :   Harmonic Hall Investment Holdings Limited
         Place of Incorporation :   British Virgin Islands
         Principal Activities   :

11.      Harmonic Hall International Limited (BVI) (Company No.150032)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Yiu Siu Keung

         Shareholders           :   Harmonic Hall Investment Holdings Limited
         Place of Incorporation :   British Virgin Islands
         Principal Activities   :

12.      Harmonic (Holdings) Limited (BVI) (Company No.44074)
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Chan Sik Hong, David

         Shareholders           :   Harmonic Hall Investment Holdings Limited
         Place of Incorporation :   British Virgin Islands
         Principal Activities   :

13.      Guangzhou Anwell Moulding Injection Industries Limited
         Directors              :   Yiu Siu Hung
                                    Ho Kin Man
                                    Xu Wei Cong
                                    Liu Xin Yuen

         Shareholders           :   Anwell Industrial Limited
                                    Jiangnan Chemical Electronic & Instrument
                                    Development Company

         Place of Incorporation :   People's Republic of China
         Principal Activities   :
14.      Guangzhou Rosedale Studio Limited
         Directors              :   Yiu Siu Hung
                                    Yao Rui Rong
                                    Liu Feng Xuan
                                    Xu Wei Cong

         Shareholders           :   Yiu Siu Hung (held in trust of Harmonic Hall
                                    Optical Disc Limited)
                                    Ho Kin Man  (held in trust of Harmonic Hall
                                    Optical Disc Limited)
                                    Yao Rui Rong (held in trust of Harmonic Hall
                                    Optical Disc Limited)
                                    Liu Feng Xuen  (held in trust of Harmonic
                                    Hall Optical Disc Limited)
                                    Xu Wei Cong  (held in trust of Harmonic Hall
                                    Optical Disc Limited)
         Place of Incorporation :   People's Republic of China
         Principal Activities   :


                                   SCHEDULE 3

                        PROPERTIES OF THE GROUP COMPANIES

                                     PART I

                   Properties occupied by the Group Companies

------------------------------------------------------------------------------------------------------------------------------
                         Particulars                                    Owned by                         Occupied by
------------------------------------------------------------------------------------------------------------------------------

1.   Lorry Car Park No.26, Success Industrial Building,         Tap Investment Limited         Harmonic Hall Optical Disc Ltd.
     7 Kin Fat Street, Tuen Mun, New Territories, Hong Kong.
------------------------------------------------------------------------------------------------------------------------------
2.   Lorry Car Park No.L17, 3/F and 18/F,                       Tap Investment Limited         Harmonic Hall Optical Disc Ltd.
     Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan,
     New Territories, Hong Kong.
------------------------------------------------------------------------------------------------------------------------------
3.   Private Car Park No.P24 & P25, 3/F and 19/F,               Tap Investment Limited         Harmonic Hall Optical Disc Ltd.
     Cable TV Tower, 9 Hoi Shing Road, Tsuen Wan,
     New Territories, Hong Kong.
------------------------------------------------------------------------------------------------------------------------------
4.   North Bridge Road, Shiqiao, Panyu, PRC                     GZ Anwell Moulding Injection   GZ Anwell Moulding Injection
                                                                Industrial Limited             Industrial Ltd.
     [Except for the fourth floor thereof, which has been let
     to a jewellery factory prior to the signing of this
     Agreement to which this Schedule is attached.
     This fourth floor has a size of approximately 20% of
     the property in terms of floor area.]
------------------------------------------------------------------------------------------------------------------------------
5.   Lorry Car Park No.17, Success Industrial Building,         Tap Investment Limited         Vacant
     7 Kin Fat Street, Tuen Mun, New Territories, Hong Kong.
     (Vacant)
------------------------------------------------------------------------------------------------------------------------------



                                     PART II

                       Properties Rented to Third Parties

------------------------------------------------------------------------------------------------------------------------------------
             Particulars                                 Registered Owner          Name of Tenant       Term of Tenancy/Monthly Rent
------------------------------------------------------------------------------------------------------------------------------------

1.   3/F, Success Industrial Building,               Anwell Industrial Limited     Ng Vai Lon           1/11/1999 to 31/10/2002
     7 Kin Fat Street, Tuen Mun,
     New Territories, Hong Kong.
------------------------------------------------------------------------------------------------------------------------------------
2.   Lorry Car Park No.6,                            Anwell Industrial Limited     Ng Vai Lon           1/11/1999 to 31/10/2002
     Success Industrial Building,
     7 Kin Fat Street, Tuen Mun,
     New Territories, Hong, Kong.
------------------------------------------------------------------------------------------------------------------------------------
3.   Private Car Park No.7,                          Anwell Industrial Limited                          1/1/2000 to 31/12/2001
     Success Industrial Building,
     7 Kin Fat Street, Tuen Mun,
     New Territories, Hong Kong.
------------------------------------------------------------------------------------------------------------------------------------
4.   4th Floor, North Bridge Road,                   GZ  Anwell   Moulding         (jewellery factory)  1/2/2000 to 31/1/2002
     Shiqiao, Panyu, PRC (*)                         Injection Industrial Limited
------------------------------------------------------------------------------------------------------------------------------------

(*)  Reference  shall  be made to the  representative  about  this  property  as contained in Part I of this Schedule.


                                   SCHEDULE 4

                                   WARRANTIES

Save as disclosed in the Disclosure Letter, the Company and the Warrantor hereby jointly and severally represents and warrants to the Subscriber, its successors and assigns that :-

2.1.48.1.1.1.1.      Accounts
2.1.48.1.1.1.1.1.    The Management Accounts
2.1.48.1.1.1.1.1.1. The Management Accounts were prepared in accordance with the historical cost convention; and the bases and policies of accounting adopted for the purpose of preparing the Principal Accounts are the same as those
                     adopted in preparing   the audited  accounts of each Group
                     Company in respect of the three last preceding accounting periods.

2.1.48.1.1.1.1.1.2.  The Management Accounts :-

                     (a) give a true and fair view of the assets and liabilities of each Group Company at the Last Accounts Date and its profits for the financial period ended on that date;

                     (b) comply with the requirements of the Companies Ordi-nance and other relevant statutes;

                     (c) comply with all current good accounting and auditing principles;

                     (d) are not affected by any extraordinary, exceptional or non-recurring item;

                     (e) properly reflect the financial position of each Group Company as at their date;

                     (f) fully disclose all the assets of each Group Company as at their date;

                     (g) make adequate provision or reserve for all liabilities and capital commitments of each Group Company out-
                          standing  at the Last Accounts    Date,    including
                          contingent, unquantified or disputed liabilities;

                     (h) make provision or reserve for all taxation liable to be assessed on each Group Company or for which it may be accountable in respect of the period ended on the Last Accounts Date.

2.1.48.1.1.1.2.      Corporate matters

2.1.48.1.1.1.2.1.    Directors

2.1.48.1.1.1.2.1.1. The only directors of the Group Companies are the persons whose names are listed in relation to each Group Company in
                     Schedule 2.

2.1.48.1.1.1.2.2.    Subsidiaries, associations and branches
                     No Group Company :-

2.1.48.1.1.1.2.2.1. is the holder or beneficial owner of or has agreed to acquire any share or loan capital of any company (whether incorporated in Hong Kong or elsewhere) other than the Subsidiaries list in Schedule 2;

2.1.48.1.1.1.2.2.2. has outside Hong Kong any branch, agency or place of business, or any permanent establishment (as that expression is defined in the relevant double taxation relief order current at the date of this Agreement).

2.1.48.1.1.1.2.3.    Options over group companies' capital

                     Except as required by this Agreement, there are no agree-ments or arrangements in force which provide for the present or future issue, allotment or transfer or grant to any person the right (whether conditional or otherwise) to call for the issue, allotment or transfer of any share
                     or loan capital of any  Group   Company   (including   any
                     option  or  right  of pre-emption or conversion).

2.1.48.1.1.1.2.4. New issues of capital No share or loan capital has been issued or allotted, or agreed to be issued or allotted, by any Group Company since the Last Accounts Date.

2.1.48.1.1.1.2.5. Memoranda and articles of association, statutory books and resolutions

2.1.48.1.1.1.2.5.1. The copy of the memorandum and articles of association of each Group Company produced to the Subscriber or its agent is accurate and complete in all respects and has embodied therein or annexed thereto a copy of every such resolution as is required by the law applicable to each Group Company.

2.1.48.1.1.1.2.5.2. The register of members and other statutory books of each Group Company have been properly kept and contain an accurate and complete record of the matters with which they should deal.

2.1.48.1.1.1.2.5.3. No notice or allegation that any of the foregoing is incorrect or should be rectified has been received.

2.1.48.1.1.1.2.5.4. Since the Last Accounts Date no alteration has been made to the memorandum or articles of association of any Group Company and no resolution of any kind of the shareholders of any Group Company has been passed (other than resolutions relating to business at annual general meetings which was not special business) and, pending Completion, no resolution shall be passed without the prior written consent of the Subscriber.

2.1.48.1.1.1.2.6.    Documents filed

2.1.48.1.1.1.2.6.1. All returns, particulars,resolutions and documents required by the law or any other legislation to be filed with the Registrar of Companies or any other relevant regulatory authorities, in respect of each Group Company have been duly filed and were correct; and due compliance has been made with all the provisions of the Companies Ordinance and other legal requirements in connection with the forma-tion of each Group Company, the allotment or issue of shares, debentures and other securities, the payment of dividends and the conduct of its business.

2.1.48.1.1.1.2.6.2. All charges in favour of any Group Company have (if appropriate) been registered in accordance with the pro-visions of the applicable laws.

2.1.48.1.1.1.2.7.    Possession of documents

                     Other than mortgaged properties, all title deeds relating to the assets of each Group Company, and an executed copy of all agreements to which any Group

                     Company is a party, and the original copies of all other documents which are owned by or which ought to be in the possession of any Group Company are in its possession.

2.1.48.1.1.1.2.8.    Investigations

                     There are not pending, or in existence, any investigations or enquiries by, or on behalf of, any governmental or other body in respect of the affairs of any Group Company.

2.1.48.1.1.1.2.9.    Information disclosed to Subscriber correct

2.1.48.1.1.1.2.9.1. All information given by the Company and the Warrantor, the Warrantor's Solicitors or the Company's Accountants to the Subscriber, the Subscriber's Solicitors or the Subscriber's Accountants relating to the business, activities, affairs, or assets or liabilities of any Group Company was, when given, accurate and comprehensive in all respects.

2.1.48.1.1.1.2.9.2. There are no material facts or circumstances,in relation to the assets, business or financial condition of any Group Company, which have not been fully and fairly disclosed in writing to the Subscriber or the Subscriber's Solicitors, and which, if disclosed, might reasonably have been excepted to affect the decision of the Subscriber to enter into this Agreement.

2.1.48.1.1.1.3.      Taxation

2.1.48.1.1.1.3.1.    Administration

2.1.48.1.1.1.3.1.1. All returns, computations and payments which should be or should have been made by any Group Company for any Taxation purpose have been made within the requisite periods and are up-to-date, correct and on a proper basis and none of them is or is likely to be the subject of any dispute with the Inland Revenue or other Taxation authorities.

2.1.48.1.1.1.3.1.2. All particulars furnished to the Inland Revenue or other Taxation authorities, in connection with the application for any consent or clearance on behalf of any Group Company or affecting any Group Company, made since the Last Accounts Date, fully and accurately disclosed all facts and circumstances material for the decision of those authorities; any consent or clearance is valid and effective; and any transaction, for which consent or clearance has previously been obtained, has been carried into effect (if at all) only in accordance with the terms of the relative application and consent or clearance.

2.1.48.1.1.1.3.1.3. No Group Company has, since the Last Accounts Date, taken any action which has had, or might have, the result of altering, prejudicing or in any way disturbing any arrangement or agreement which it has previously negotiated with the Commissioners of Inland Revenue or other Taxation authorities.

2.1.48.1.1.1.3.1.4. No Group Company has, since the Last Accounts Date, paid or become liable to pay any penalty or interest charged by virtue of the provisions of Inland Revenue Ordinance or any other Taxation statute.

2.1.48.1.1.1.3.2.    Taxation claims, liabilities and reliefs

2.1.48.1.1.1.3.2.1. Full details of all matters relating to Taxation have been disclosed to the Subscriber in writing prior to the signing of this Agreement in respect of which any Group Company (either alone or jointly with any other person) has, or at Completion will have, an outstanding entitlement :-

                     (a) to make any claim (including a supplementary claim) for relief under Inland Revenue Ordinance or any other Taxation statute;

                     (b) to make any appeal (including a further appeal) against an assessment to Taxation;

                     (c) to make any application for the postponement of Taxation;

                     (d) to disclaim or require the postponement or reduction of any allowance.

2.1.48.1.1.1.3.2.2. No Group Company is or will become liable to pay, or make reimbursement or indemnity in respect of, any Taxation (or any amount corresponding to Taxation) in consequence of the failure by any other person (not being a Group Company) to discharge that Taxation or amount within any specified period or otherwise, where the Taxation or amount within any specified period or otherwise, where the Taxation or amount relates to a profit, income or gain, transaction, event, omission or circumstance arising, occurring or deemed to arise or occur (whether wholly or partly) prior to Completion.

2.1.48.1.1.1.3.2.3. No relief (whether by way of deduction, reduction, set-off exemption, repayment or allowance, or otherwise) from, against or in respect of any Taxation has been claimed and /or given to any Group Company which could or might be effectively withdrawn, postponed, restricted or otherwise lost as a result of any act, omission, event or circumstance arising or occurring at any time after Completion.

2.1.48.1.1.1.3.2.4.  Stamp duty and capital duty

                     (a) Within the five years ending on the date of this Agreement, no Group Company has made any claim for relief or exemption under Section 45 of the Stamp Duty Ordinance (Relief from transfer stamp duty in case of transfer of property as between associated companies).

                     (b)  Each  Group  Company  has duly paid all stamp
                          duty  and   interest,   fines  and  penalties
                          thereon   payable  in  accordance   with  the
                          provisions of Stamp Duty Ordinance (Stamp duty on documents relating to chargeable transactions of capital companies) whether or not the due date for payment has passed, and all loan capital duty for which it has at any time been liable.

2.1.48.1.1.1.4.      Properties

2.1.48.1.1.1.4.1.    Title

2.1.48.1.1.1.4.1.1. The Properties comprise all the properties owned, occupied or otherwise used in connection with their businesses by the Group Companies.

2.1.48.1.1.1.4.1.2. Those of the Properties which are occupied or otherwise used by the Group Companies in connection with their businesses are so occupied or used by right of ownership or under lease or licence, and the terms of any such lease or licence permit such occupation or use.

2.1.48.1.1.1.4.1.3. The Group Companies are the legal and beneficial owners of the Properties.

2.1.48.1.1.1.4.1.4. The information contained in Schedule 3 as to the Properties including the principal terms of the tenancies and licences are true and accurate in all respects.

2.1.48.1.1.1.4.1.5. Each Group Company has good and marketable title to the Properties respectively owned by each of them.

2.1.48.1.1.1.4.2.    Encumbrances

2.1.48.1.1.1.4.2.1. Save as disclosed in writing to the Subscriber prior to the signing of this Subscription Agreement, the Properties are free from any mortgage, debenture, charge, lien or other encumbrance securing the repayment of monies or other obligation or liability of any of the Group Companies or any other party.

2.1.48.1.1.1.4.2.2. The Properties are not subject to any outgoings other than rates and government rent.

2.1.48.1.1.1.4.2.3. Where any such matters as are referred to in Clauses (b)(i) and 4(b)(ii) have been disclosed in writing to the Subscriber prior to the signing of this Agreement, the obligations and liabilities imposed and arising under them have been fully observed and performed and any payments in respect of them due and payable have been duly paid.

2.1.48.1.1.1.4.2.4. The Properties are not subject to any option, right of pre-emption or right of first refusal.

2.1.48.1.1.1.4.3.    Planning matters

2.1.48.1.1.1.4.3.1. The use of each of the Properties is the permitted use for the purposes of the Government Lease and Occupation Permit.

2.1.48.1.1.1.4.3.2. Building regulation consents have been obtained with respect to all development, alterations and improvements to the Properties.

2.1.48.1.1.1.4.4.    Statutory obligations

2.1.48.1.1.1.4.4.1. Compliance has been made with all applicable statutory and Deed of Mutual Covenant requirements with respect to the Properties, and in particular (but without limitation) with the requirements as to fire precautions.

2.1.48.1.1.1.4.4.2. There is no outstanding and unobserved or unperformed obligation with respect to the Properties necessary to comply with the requirements (whether formal r informal) of any competent authority exercising statutory or delegated powers.

2.1.48.1.1.1.4.5.    Adverse orders

2.1.48.1.1.1.4.5.1. There are no compulsory purchase notices, orders or resolutions affecting any of the Properties nor are there any circumstances likely to lead to any being made.

2.1.48.1.1.1.4.5.2. There are no changing orders, enforcement notices or stop notices affecting the Properties nor are there any circumstances likely to lead to any being made.

2.1.48.1.1.1.4.6.    Condition of the Properties

2.1.48.1.1.1.4.6.1. The Properties are in good and substantial repair and fit for the purposes for which they are presently used.

2.1.48.1.1.1.4.6.2. There are no disputes with any adjoining or neighbouring owner with respect to boundary walls and fences or with respect to any easement, right or means of access to the Properties.

2.1.48.1.1.1.4.7.    Insurance

2.1.48.1.1.1.4.7.1. The Properties are insured in their respective full reinstatement values and against third party and public liabilities to an adequate extent.

2.1.48.1.1.1.4.7.2. All premiums payable in respect of insurance policies with respect to the Properties which have become due have been duly paid and no circumstances have arisen which would vitiate or permit the insurers to avoid such policies.

2.1.48.1.1.1.4.8.    Tenancies

2.1.48.1.1.1.4.8.1. The relevant Group Companies have paid the rent and observed and performed the covenants on the part of the tenant and the conditions contained in any leases (which expressions includes underleases) under which the Properties are held, and the last demand (or receipts for rent if issued) were unqualified, and all such leases are valid and in full force.

2.1.48.1.1.1.4.8.2. All licences, consents and approvals required from the landlords and any superior landlords under any leases of the Properties have been obtained and the covenants on the part of the tenant contained in such licences, consents and approvals have been duly performed and observed.

2.1.48.1.1.1.4.8.3. There are no rent reviews under the leases of the Properties held by the Group Companies currently in progress.

2.1.48.1.1.1.4.8.4. There is not outstanding and unobserved or unperformed any obligation necessary to comply with any notice or other requirement given by the landlord under any leases of the Properties.

2.1.48.1.1.1.4.8.5. There is no obligation to reinstate any of the Properties by removing or dismantling any alteration made to it by Group Companies or any predecessor in title to the Group Companies or any predecessor in title to the Group Companies.

2.1.48.1.1.1.4.9. The Company are not aware of any material or persistent breaches of covenant by a tenant of any of the Properties including the covenants to pay rent.

SIGNED  by                                            )
                                                      )
for and on behalf of Asian Star (Hong Kong) Limited   )
in the presence of :-                                 )
                                                      )
                                                      )
                                                      )




              Solicitor, Hong Kong SAR
SIGNED  by                                            )
                                                      )
for and on behalf of Harmonic Hall Investment         )
Holdings Limited in the presence of :-                )
                                                      )
                                                      )
                                                      )
                                                      )
                                                      )


              Solicitor, Hong Kong SAR
SIGNED  by Yiu Siu Hung                               )
SIGNED  by                                            )
                                                      )
for and on behalf of Asian Star Development, Inc.     )
in the presence of :-                                 )
                                                      )
                                                      )
                                                      )




              Solicitor, Hong Kong SAR

SIGNED by                                             )
                                                      )
                                                      )
                                                      )
for and on behalf of Asian Star                       )
                                                      )
Development, Inc. in the presence of:-                )





              Solicitor, Hong Kong SAR

                        DATED the 28th day of March 2000
  ----------------------------------------------------------------------------


                         ASIAN STAR (HONG KONG) LIMITED

                                       and

                            HARMONIC HALL INVESTMENT

                                HOLDINGS LIMITED

                                       and

                                  YIU SIU HUNG

                                       and

                          ASIAN STAR DEVELOPMENT, INC.

  ----------------------------------------------------------------------------


                             SUBSCRIPTION AGREEMENT

  ----------------------------------------------------------------------------

EXHIBIT 10

                       SHARE OWNERSHIP TRANSFER AGREEMENT

Party A:          (China) Shilong Town House and Properties Corporation
Party B:          (The United States) Asian Star Development Inc.
Party C:          (Hong Kong) Honpar (Huangzhou) Properties Ltd
After friendly negotiation, Party A and Party B have reached the agreement below regarding Party A's acquisition of Party B's shares in Dongguan Dragon Villa Entertainment Centre Ltd and Dongguan Dragon Villa Ltd by Party A. This agreement, which shall be jointly executed by Party A and Party B, is as follows:

136.     THE SCOPE OF THE SHARE OWNERSHIP TRANSFER

(1) Party A shall acquire Dongguan Dragon Villa Entertainment Centre Ltd (referred to as Dragon Villa Entertainment Centre Ltd), which is jointly operated by Party A and Party B, and the entirety of Party B's share holding in the Dragon Villa Entertainment Centre project. Party A shall also acquire Dongguan Dragon Villa Entertainment Centre Ltd, which is owned by Party B, and all assets, creditor's rights and interests of the company.

(2) Party A shall acquire Dongguan Dragon Villa Ltd (referred to as Dragon Villa Ltd), which is jointly operated by Party A and Party B, and all of Party B's shares in the Dragon Villa project. Party A shall also acquire the aforementioned Dongguan Dragon Villa Ltd, which is owned by Party B, and all the assets, creditor's rights and interests of the project, with the exception that Dragon Villa Water World--a subsidiary entity of Dragon Villa Ltd--shall not fall within the scope of this share ownership transfer.

(3) The two aforementioned projects were originally owned by Party C. Following an agreement between Party A and the Dongguan Foreign Trades Commission, Party C's share of investment in the joint venture, along with its rights and obligations therein had been transferred in full to Party B.

(4) Dragon Villa Water World, a subsidiary entity of Dongguan Dragon Villa Ltd, operated jointly by Party A and Party B, shall be operated by Dongguan Dragon Villa Water World Ltd (referred to hereafter as Water World Ltd), which is a company separately formed by Party A and Party B pursuant to the terms and conditions in the provisions of the original joint venture agreement.

137.     AMOUNT INVOLVED IN THE TRANSFER

As to Party A's acquisition of Party B's share holding in Dragon Villa Entertainment Centre Ltd and Dragon Villa Ltd, the transfer fee shall be ONE HUNDRED AND SIXTY RMB YUAN ((Y)160) EXACTLY in total--EIGHTY RMB YUAN ((Y)80) EXACTLY each. In addition, Party A shall pay back Party B's entire share of investment into the aforementioned two company projects, in the amount of EIGHT MILLION AND FIVE HUNDRED THOUSAND RMB YUAN ((Y)8,500,000.00) EXACTLY. This payment shall be made by Party A to Party B or Party B's designated recipient. The combined total amount payable for the two projects shall be EIGHT MILLION FIVE HUNDRED THOUSAND AND ONE HUNDRED AND SIXTY RMB YUAN EXACTLY ((Y)8,500,160.00). In addition, both Party A and Party B have decided that Party A shall assume all of Dragon Villa Entertainment Centre Ltd's outstanding debts due to Dongguan Shilong Town Second Construction Company for unpaid construction fees, and that Party B shall no longer assume all responsibility for repaying the aforementioned debts.

138.     PARTY A'S RESPONSIBILITIES

(1) Commencing on the day this agreement is signed and activated, Party A shall make a lum sum payment within 7 days to Party B or Party B's designated recipient in the amount of 160 RMB YUAN (covering the transfer fee) and 5.5 million RMB YUAN (which is a portion of the 8.5 million RMB YUAN investment made by Party B). The remaining 3 million RMB YUAN shall be used to repay the outstanding construction fee(s) incurred by Party B in the course of its investing in the Water World project in Shilong Town and due to Shilong Second Construction Company. This amount shall not be released until Party A and Party B have provided their consent to and approval of such release.

(2) Party A shall assume all the financial and legal liabilities of repaying Dongguan Shilong Town Second Construction Company for the outstanding construction fee(s) owed by Dragon Villa Entertainment
         Centre Ltd for the construction of the Dragon Villa Entertainment Centre project. Party A shall arrange with Party B for the transfer of such liabilities on the signing date of this agreement.

(3) Party A shall be responsible for liaising, on behalf of Party B, with the administrative authorities of Shilong, Dongguan, including such agencies as the Industry and Commerce Commission, Taxation Commission and Foreign Trades Commission. Party A shall assist in the handling of bureaucratic procedures to register the changes associated with the withdrawal of Party B from Dragon Villa Entertainment Centre Ltd and Dragon Villa Ltd.

(4) Within 15 days following the day on which this agreement becomes effective, Party A shall apply to the appropriate authorities for company registration and handle the procedures with respect to such registration of Dragon Villa Water World Ltd, which is operated jointly by Party A and Party B.

139.     PARTY B'S RESPONSIBILITIES

(1) Within 15 days as of the day on which this agreement becomes effective, Party B shall organize and hand over to Party A the basic records and documents of Dragon Villa Entertainment Centre Ltd and Dragon Villa
         Ltd, including such documents as working papers, certificate(s) of acquisition, business license(s), contracts with foreign parties, financial records and so on. Party B shall also hand over to Party A the company seal and financial specimen seal of Dragon Villa Entertainment Centre Ltd. On the day Dragon Villa Water World Ltd is formed, Party B shall hand over the company seal and financial specimen seal of Dragon Villa Ltd to Party A.

(2) Within 5 days following the day on which Dragon Villa Ltd is formed, all personnel appointed by Party B to hold positions at Dragon Villa Entertainment Centre Ltd and Dragon Villa Ltd shall submit their letters of resignation, declaring that they shall no longer hold any positions at Dragon Villa Entertainment Centre Ltd and Dragon Villa Ltd without the permission of Party A, or interfere with the operation of the two companies, or make any claims for compensation against the two companies.

(3) Once the procedures stipulated in provisions (1) and (2) above have been completed, Party B may no longer interfere with the operation of Dragon Villa Entertainment Centre Ltd and Dragon Villa Ltd and Party B shall no longer have ownership of any interests in the two companies.

(4) Within 15 days following the day on which this agreement becomes effective, Party B shall apply to the appropriate authorities for company information update and handle the procedures with respect to such company information update for Dragon Villa Entertainment Centre Ltd and Dragon Villa Ltd.

140.     OTHER MATTERS

Dragon Villa Entertainment Centre Ltd and Dragon Villa Ltd have been formed and in operation for many years. Party A is only responsible for the external debts stipulated in this agreement. All other debts shall be borne by Party B itself. The external creditor's rights and the external debts of Dragon Villa Water World--a subsidiary entity of Dragon Villa Ltd's--shall be handled according to the original joint venture contract.

141.     EFFECTIVE DATE AND SUPPLEMENTARY ARTICLES

(1) This agreement becomes effective on the day it is signed and stamped by the respective legally designated representatives of Party A and Party B in the presence of a witness. This agreement is made in ten duplicate copies, each of which possesses the same legal force. Party A and Party B shall each retain two copies. The witness shall retain one copy. The other five copies shall be submitted to the municipal authorities of Shilong, Dongguan for their record and for company information update.

(2) Any matters not dealt with in this agreement shall be resolved by Party A and Party B through friendly negotiation in a practical and realistic manner. Supplementary agreement(s) shall be made. Both supplementary agreement(s) and this agreement shall have the same legal force.


----------------------------------------------------------------------------------------------------------
Party A:                                                Party B:
Legally Designated Representative:                      Legally Designated Representative:
[Signed] LAI Ming Ying                                  [Signed] Lawrence C W Mak
[with stamp]                                            [with stamp]
(China) Dongguan Shilong Town House and                 (The United States) Asian Star Development Inc.
Properties Corporation
----------------------------------------------------------------------------------------------------------
Witness:                                                Party C:
[Signed] CHOW Lin Yau                                   Legally Designated Representative:
[with stamp]                                            [Signed] Lawrence C W Mak
People's Government, Shilong                            [with stamp]
                                                        (Hong Kong) Honpar (Huangzhou) Properties Ltd

                                                        March 17, 2000
                                                        Shilong, Dongguan, China
----------------------------------------------------------------------------------------------------------


                             SIGNATURES

                             ==========

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                  ASIAN STAR DEVELOPMENT, INC.

DATED:  APRIL 7, 2000         BY:  /S/STEPHEN CHOW
                                   -----------------------
                                   Stephen Chow, President